EXHIBIT 10.44

STRATEGIC ALLIANCE AGREEMENT

BETWEEN

QUEST DIAGNOSTICS INCORPORATED

AND

CIPHERGEN BIOSYSTEMS, INC.

DATED:  JULY 22, 2005

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

Table of Contents

1.	DEFINITIONS

2.	GENERAL

3.	RIGHTS OF EXCLUSIVITY

4.	PRESENTATION AND REVIEW OF PLANS; ELECTIONS BY QUEST DIAGNOSTICS

5.	DEVELOPMENT OF LICENSED LABORATORY TESTS

6.	COMMERCIALIZATION OF LICENSED LABORATORY TESTS AND TEST KIT SERVICES

7.	DEVELOPMENT OF TEST KITS

8.	COMMERCIALIZATION OF LICENSED LABORATORY TEST COMPONENTS AND TEST KITS

9.	PROVISION OF INSTRUMENTS, PROPRIETARY SUPPLIES AND TEST KITS

10.	RECORDS

11.	CONFIDENTIALITY

12.	PROPRIETARY RIGHTS AND LICENSES

13.	WARRANTIES

14.	INDEMNIFICATION AND LIMITATION OF LIABILITY

15.	TERM AND TERMINATION

16.	MISCELLANEOUS PROVISIONS

TABLE OF SCHEDULES
SCHEDULE A	DEFINITIONS
SCHEDULE B	STRATEGY AND BUDGET
SCHEDULE C	REQUIRED CONTENTS FOR EACH PLAN
SCHEDULE D	REQUIRED CONTENTS FOR THE PLAN SUPPLEMENT
SCHEDULE E	ROYALTIES AND FEES TO CIPHERGEN
SCHEDULE F	ROYALTIES TO QUEST DIAGNOSTICS
SCHEDULE G	LIST OF CIPHERGEN PATENTS
SCHEDULE H	LIST OF CIPHERGEN COLLABORATION AGREEMENTS
SCHEDULE I	LIST OF QUEST DIAGNOSTICS PATENTS
SCHEDULE J	QUEST NETWORK MEMBERS
SCHEDULE K	PROTEINCHIP PRODUCTS

i

STRATEGIC ALLIANCE AGREEMENT

THIS STRATEGIC ALLIANCE AGREEMENT (“Agreement”) is made as of July 22, 2005 (the “Effective Date”) between QUEST DIAGNOSTICS INCORPORATED a Delaware corporation with offices at 1290 Wall Street West, Lyndhurst, New Jersey 07071 (“Quest Diagnostics”), and CIPHERGEN BIOSYSTEMS, INC., a Delaware corporation with offices at 6611 Dumbarton Circle, Fremont, California 94555 (“Ciphergen”).  Each of Quest Diagnostics and Ciphergen may be referred to herein as a “Party” and together as the “Parties.”

RECITALS:

A.                                   Quest Diagnostics is a leading provider of diagnostic testing, information and services and has substantial experience in the development and commercialization of products having Clinical Diagnostic Applications (as such terms are defined below).

B.                                     Ciphergen develops, manufactures and markets its ProteinChip Systems using its patented surface enhanced laser desorption/ionization (“SELDI”) technology and also owns and operates a division directed toward the development and commercialization of products for the field of Clinical Diagnostics, including the discovery (principally through Ciphergen Collaboration Agreements) of disease-specific Biomarkers and protein signatures that could be utilized in Licensed Laboratory Tests and Test Kits (as such terms are defined below).

C.                                     The Parties desire to collaborate in a strategic alliance to develop and commercialize certain in vitro Licensed Laboratory Tests and Test Kits on the terms and conditions set forth in this Agreement.

D.                                    Contemporaneously herewith, the Parties are entering into a Stock Purchase Agreement pursuant to which Quest Diagnostics will acquire shares of Ciphergen’s Common Stock and warrants to acquire shares of Ciphergen’s Common Stock to be issued by Ciphergen (the “Stock Purchase Agreement”).

NOW, THEREFORE, in consideration of the foregoing, the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.                                      DEFINITIONS.

Capitalized terms used in this Agreement will have the meanings respectively ascribed to them in Schedule A hereto.

(1)          ProteinChip® is a registered trademark of Ciphergen, but is written in this Agreement without the circle-R mark for convenience.

2.                                      GENERAL.

2.1                                 Strategic Alliance.  Pursuant to the terms and conditions of this Agreement, the Parties hereby form a strategic alliance, purely contractual in nature, and not to be construed as a joint venture of any kind, all as set forth in and subject to the terms and conditions of this Agreement (the “Strategic Alliance”).

2.2                                 Relationship of the Parties.  The relationship of the Parties pursuant to this Agreement is that of independent contractors.  Nothing in this Agreement is intended or will be deemed to constitute a joint venture, partnership, agency or employer-employee relationship between the Parties.  Neither Party will incur any debts or make any commitments for the other Party.

2.3                                 Ciphergen Research and Development Efforts.  Ciphergen has provided to Quest a strategic plan prepared by Ciphergen together with a draft overall budget with respect to the activities that Ciphergen will take in support of the activities in preparation for development of the plans for Licensed Laboratory Tests pursuant to this Agreement.  During the Base Term, Ciphergen will devote sufficient resources to prepare and present to Quest Diagnostics three (3) Plans as contemplated by this Agreement.  Without limiting the generality of the foregoing, Ciphergen shall use commercially reasonable efforts to maintain and fund the Ciphergen Collaboration Agreements (including supplying laboratory equipment, biochips and other supplies, in a manner required by such agreements and otherwise consistent with past practice), use commercially reasonable efforts to maintain its existing Biomarker Discovery Center® laboratories currently devoted to activities directed toward discovery of Biomarkers for Clinical Diagnostic applications, and use commercially reasonable efforts to retain the employees identified in Schedule B, substantially all of whose time will be involved with supporting the activities of Ciphergen under this Agreement.  For clarity, Ciphergen may in its sole discretion determine the specific employees that perform activities under this Agreement and change such employees from time to time.  Subject to the foregoing, Ciphergen in its sole discretion may continue its research and development efforts, including such efforts related to any Ciphergen Platform Technology, or other technologies.  Other than as provided below with respect to Development Programs and Test Kit Development Programs, this Agreement does not impose any research or development requirements upon Ciphergen with respect to any particular Application.  For clarity, nothing herein is intended to prevent Ciphergen from modifying its rights or, obligations under any Collaboration Agreement or, subject to the terms of this Agreement (including without limitation the restrictions under Article 3 and the licenses and restrictions with respect to Ciphergen Collaboration IP under Article 12), otherwise exercising any of its rights under any such Collaboration Agreement, in either case in a manner that would not adversely impact Ciphergen’s ability to perform its obligations under this Agreement.  Except as expressly provided herein, nothing in this Agreement will be deemed by implication to restrict Ciphergen’s development of other products and services within or outside the Field (provided such development does not infringe upon any Intellectual Property of Quest Diagnostics or any of its Affiliates).

2.4                                 Quest Diagnostics Research and Development Efforts.  Quest Diagnostics will use commercially reasonable efforts and provide sufficient resources to develop Licensed Laboratory Tests on the basis of the Development Elections, including by having personnel devoted to the development of such tests as indicated in Schedule B, providing sample management expertise, and providing regulatory advice.  In addition, Quest Diagnostics will provide to Ciphergen certain funding pursuant to the terms of the Credit Agreement, the proceeds of which can only be used to pay costs and expenses directly related to the preparation of Plans and development activities contemplated by this Agreement.  During the Term, Quest Diagnostics in its sole discretion may continue its independent research and development efforts, including such efforts related to any diagnostic testing, diagnostic information, and diagnostic services (provided such development does not infringe upon any Intellectual Property of Ciphergen or any of its Affiliates).  Other than as provided below with respect to Development Programs and Test Kit Development Programs, this Agreement does not impose any research or development requirements upon Quest Diagnostics with respect to any Application.  Except as expressly provided herein, nothing in this Agreement will be deemed by implication to restrict Quest Diagnostics’ development of other products and services within or outside the Field (provided such development does not infringe upon any Intellectual Property of Ciphergen or any of its Affiliates).

2.5                                 Steering Committee.  The cooperation of the Parties pursuant to this Agreement will be managed by a committee (the “Steering Committee”), which will address issues relating to this Strategic Alliance, including without limitation the selection of tests to be the subject of each Plan, the review of budgets for each Plan, the assessment of each Plan and Plan Supplement and any necessary modifications to the Ciphergen Platform Technology to meet the requirements of the Clinical Diagnostics markets and FDA.  The Steering Committee will also establish the objectives of the Parties with respect to regulatory matters pertaining to Licensed Laboratory Tests and Test Kits under this Agreement, including (i) matters relating to CPT coding by the American Medical Association, reimbursement and coverage of Licensed Laboratory Tests and Test Kit Services by the Centers for Medicare and Medicaid Services, and matters relating to FDA and regulatory agency pre-market review of Test Kits; and (ii) comparable matters in countries outside the United States.  The Steering Committee will provide a written report, no less than once each quarter, to each of the Parties regarding actions taken and proposed to be taken with respect to this Strategic Alliance as well as results achieved and any issues that need to be addressed by the Parties.  The Steering Committee will consist of equal representation from each Party with at least two (2) and no more than three (3) representatives appointed from time to time by each Party (with contemporaneous notice to the other Party), for a total maximum of six (6) members.  Each Party will have the right to remove, provide alternates and substitute such representatives in its sole discretion, and reasonably permit other of its employees to participate in meetings of the Steering Committee as observers, subject to prior advance written notice.  All Steering Committee members, alternates, substitutes, employees and observers will be required to adhere to the same duties of confidentiality set forth in Article 11 hereof.  Any act of the Steering Committee as provided in this Agreement or otherwise will require the approval of (a) a majority of the members present at the meeting (or voting by proxy) and (b) at least one (1) member appointed by each Party.  In the event of deadlock on any issue, such issue must be resolved by the mutual written agreement of the Parties.  Notwithstanding the foregoing, the Steering Committee cannot bind either or both Parties or amend the Agreement except as expressly agreed to by the Parties in writing.  Meetings of the Steering Committee will occur with such frequency as the Steering Committee will determine, but not less frequently than quarterly.  Unless otherwise agreed, meetings of the Steering Committee will alternate between the offices of the Parties.  The Steering Committee will keep and maintain minutes of its proceedings, which will be approved by the Steering Committee as provided above.  The Steering Committee may appoint one or more working committees for purposes of coordinating the day-to-day activities associated with the development of Licensed Laboratory Tests and Test Kits, which working committees will operate with the same procedures as the Steering Committee.

2.6                                 Reports and Access.  During the Base Term, within thirty (30) days after the end of each calendar quarter, Ciphergen will provide Quest Diagnostics with a written report with respect to (a) any developments with respect to Licensed IP that may have a Clinical Diagnostic Application; (b) if applicable, the expected timetable for developing Plans to be presented to Quest Diagnostics, and additional preliminary information regarding such Plans; and (c) financial information regarding the costs and expenses incurred by Ciphergen in connection with this Agreement, as well as a forecast (with comparison to the approved budget) regarding the costs and expenses that Ciphergen expects to incur during the following twelve (12) months, to the extent reasonably necessary to substantiate amounts loaned to Ciphergen pursuant to the Credit Agreement.  Ciphergen additionally will provide such additional information regarding such items as Quest Diagnostics reasonably requests from time to time related to the Strategic Alliance.  Ciphergen will consult with Quest Diagnostics in advance regarding any Applications for which Ciphergen intends to develop a Plan.  Ciphergen will also provide Quest Diagnostics with reasonable access to Ciphergen’s employees and the collaborators under the Ciphergen Collaboration Agreements and such other information as Quest Diagnostics reasonably requests regarding Biomarkers or other intellectual property having potential Clinical Diagnostic Application that are under review or consideration by Ciphergen or under the Ciphergen Collaboration Agreements, in each case for inclusion or included in a Plan.

2.7                                 Base Term.  As used in this Agreement, “Base Term” means the period beginning on the Effective Date and ending on the earliest of:

(a)                                  the date that is three (3) years after the Effective Date; or

(b)                                 the date Quest Diagnostics has Commercially Launched three (3) Licensed Laboratory Tests under this Agreement.

Notwithstanding the foregoing, the Parties shall continue activities after the Base Term with respect to the development of a Licensed Laboratory Test and Test Kit to the extent that a Plan has been accepted by Quest Diagnostics pursuant to Section 4.3 during the Base Term but development activities have not been completed during the Base Term for a Licensed Laboratory Test and/or a Test Kit with respect to such Plan.  This obligation shall expire two (2) years after the end of the Base Term.

3.                                      RIGHTS OF EXCLUSIVITY.

3.1                                 In the Exclusive Territory.

(a)                                  Rights for the Licensed Laboratory Tests in the Exclusive Territory.  Quest Diagnostics will have the exclusive right (even as to Ciphergen) in the Exclusive Territory to market Licensed Laboratory Tests developed pursuant to any Development Program and to perform such Licensed Laboratory Tests through the Quest Network, subject to payment of royalties and fees as provided in Section 6.3 and Article 9 hereof.  With respect to each Licensed Laboratory Test, Quest Diagnostics’ exclusivity under this Section 3.1(a) will expire upon the expiration of the Exclusive Period therefor and thereafter become nonexclusive with respect to such Licensed Laboratory Test in the Exclusive Territory.  During such Exclusive Period, Ciphergen will not have the right to market or perform Licensed Laboratory Tests in the Exclusive Territory.

(b)                                 Rights for the Test Kits in the Exclusive Territory.  Quest Diagnostics will have the right (which will be exclusive during the Exclusive Period for a particular Test Kit with respect to Commercial Clinical Laboratories) in the Exclusive Territory to purchase such Test Kits from Ciphergen, to market Test Kit Services, and to provide Test Kit Services through the Quest Network, subject to payment of royalties and fees as provided in Section 6.3 and Article 9 hereof.  With respect to each Test Kit, Quest Diagnostics’ exclusivity under this Section 3.1(b) will expire upon the expiration of the Exclusive Period therefor and thereafter become nonexclusive with respect to such Test Kit in the Exclusive Territory.  During such Exclusive Period, Ciphergen will not have the right to market or perform Test Kit Services in the Exclusive Territory.  Notwithstanding the foregoing, Ciphergen will have the exclusive right (even as to Quest Diagnostics) to manufacture and have manufactured Test Kits and to market, distribute, sell, import, or otherwise commercialize Test Kits in the Exclusive Territory solely for Permitted Sales, as set forth in Section 8.1 hereof.

3.2                                 In the Non-Exclusive Territory.

(a)                                  Rights for the Licensed Laboratory Tests in the Non-Exclusive Territory.  Quest Diagnostics will have a non-exclusive right in the Non-Exclusive Territory to market Licensed Laboratory Tests developed pursuant to any Development Program and to perform such Licensed Laboratory Tests through the Quest Network, subject to payment of royalties and fees as provided in Section 6.3 and Article 9 hereof.

(b)                                 Rights for the Test Kits in the Non-Exclusive Territory.  Quest Diagnostics will have a non-exclusive right in the Non-Exclusive Territory to purchase Test Kits from Ciphergen, to market Test Kit Services, and to provide Test Kit Services, in each case through the Quest Network and subject to payment of royalties and fees as provided in Section 6.3 and Article 9 hereof.  Quest Diagnostics will not have the right to manufacture, have manufactured, market, distribute, sell, import, or otherwise commercialize any Test Kit in the Non-Exclusive Territory.  Ciphergen will have the exclusive right (even as to Quest Diagnostics) to manufacture, have manufactured, market, distribute, sell, import, or otherwise commercialize Test Kits in the Non-Exclusive Territory.

3.3                                 In the Restricted Territory.

(a)                                  Rights for the Licensed Laboratory Tests in the Restricted Territory.  Quest Diagnostics will also have a non-exclusive right in the Restricted Territory to market Licensed Laboratory Tests developed pursuant to any Development Program and perform such Licensed Laboratory Tests through the Quest Network, subject to payment of royalties and fees as provided in Section 6.3 and Article 9 hereof and subject to any rights granted by Ciphergen to a Third Party in the Restricted Territory after the Effective Date which have been noticed to Quest Diagnostics in accordance with this Section 3.3(a).  Ciphergen may, in its sole discretion and at any time, grant one or more Third Parties rights (whether exclusive, non-exclusive or otherwise) to market, perform, or otherwise commercialize such Licensed Laboratory Test in the Restricted Territory (“Restricted Territory Laboratory Test Rights”) regardless of whether such Restricted Territory Laboratory Test Rights would exclude Quest Diagnostics from having, partially or entirely, any rights to such Licensed Laboratory Tests in any or all jurisdictions within the Restricted Territory.  Ciphergen shall notify Quest Diagnostics in writing thirty (30) or fewer days prior to the anticipated execution of any agreement (the “Anticipated Execution Date”) pursuant to which Ciphergen intends to grant to a Third Party Restricted Territory Laboratory Test Rights.  Thereafter, Ciphergen shall notify Quest Diagnostics in writing of the actual execution of such agreement, which notice shall describe the general scope of the Restricted Territory Laboratory Test Rights, including if and how such Restricted Territory Laboratory Test Rights restrict Quest Diagnostics’ rights with respect to Licensed Laboratory Tests in the Restricted Territory granted under this Section 3.3(a), and such restrictions shall be effective the later of thirty (30) days after the Anticipated Execution Date or the effective date of such Third Party agreement.

(b)                                 Rights for the Test Kits in the Restricted Territory.  Quest Diagnostics will have the non-exclusive right in the Restricted Territory to purchase Test Kits from Ciphergen, to market Test Kit Services, and to provide Test Kit Services, subject to payment of royalties and fees as provided in Section 6.3 and Article 9 hereof and subject to any rights granted by Ciphergen to a Third Party in the Restricted Territory after the Effective Date which have been noticed to Quest Diagnostics in accordance with this Section 3.3(b).  Ciphergen may, in its sole discretion and at any time, grant one or more Third Parties rights (whether exclusive, non-exclusive or otherwise) to purchase Test Kits from Ciphergen, market Test Kit Services, and/or provide or otherwise commercialize Test Kit Services in the

Restricted Territory (“Restricted Territory Test Kit Rights”) regardless of whether such Restricted Territory Test Kit Rights would exclude Quest Diagnostics from having, partially or entirely, from any rights to such Test Kits in any or all jurisdictions within the Restricted Territory.  Ciphergen shall notify Quest Diagnostics in writing by the Anticipated Execution Date pursuant to which Ciphergen grants to a Third Party Restricted Territory Test Kit Rights.  Thereafter, Ciphergen shall notify Quest Diagnostics in writing of the actual execution of such agreement, which notice shall describe the general scope of the Restricted Territory Test Kit Rights, including if and how such Restricted Territory Test Kit Rights restrict Quest Diagnostics’ rights with respect to Test Kits in the Restricted Territory granted under this Section 3.3(b), and such restrictions shall be effective the later of thirty (30) days after the Anticipated Execution Date or the effective date of such Third Party agreement.  Quest Diagnostics will not have the right to manufacture, have manufactured, market, distribute, sell, import, or otherwise commercialize any Test Kit in the Restricted Territory.  Ciphergen will have the exclusive right (even as to Quest Diagnostics) to manufacture, have manufactured, market, distribute, sell, import, or otherwise commercialize Test Kits in the Restricted Territory.

(c)                                  Samples from the Restricted Territory.  Notwithstanding the provisions of Section 3.3(a) and (b) hereof, Quest Diagnostics will have the right to perform Licensed Laboratory Tests and provide Test Kit Services outside the Restricted Territory on patient samples originating from the Restricted Territory.  For clarity and without limiting the foregoing, Quest Diagnostics may conduct marketing and promotional activities in the Restricted Territory in which Ciphergen has an agreement with one or more Third Parties granting Restricted Territory Laboratory Test Rights or Restricted Territory Test Kit Rights, as applicable, in such jurisdiction but only in connection with the promotion of Quest Diagnostics’ overall testing capabilities or the offer or sale of other tests performed by Quest Diagnostics or another member of the Quest Network.

3.4                                 Non-Compete for Commercial Clinical Laboratories in the Exclusive Territory.  During the Base Term, Ciphergen will not license to any Commercial Clinical Laboratory any Ciphergen Licensed Technology (whether or not within the Field) or otherwise collaborate with or license to any Commercial Clinical Laboratory (including any Commercial Clinical Laboratory outside the Exclusive Territory) any Intellectual Property with respect to the development or performance of any Clinical Diagnostic Application (whether or not within the Field and whether or not involving the use of Ciphergen Licensed Technology), except to the extent that:

(a)                                  Quest Diagnostics makes a Pass Election with respect to a Plan, or revokes a Development Election, involving such Ciphergen Licensed Technology or other Intellectual Property (in which case Ciphergen may pursue the Application on the terms provided in Section 4.6 hereof); or

(b)                                 The collaboration or license involves activities within the Restricted Territory with a Third Party, which Third Party does not own or manage (directly or through an Affiliate) a Commercial Clinical Laboratory in the United States, for no more than one (1) Application once Ciphergen has presented the first plan to Quest Diagnostics pursuant to Section 4.1 hereof (the “First Plan”), for no more than two (2) Applications after Ciphergen has presented two (2) Plans to Quest Diagnostics pursuant to Section 4.1 hereof and for any number of Applications after Ciphergen has presented three (3) Plans to Quest Diagnostics pursuant to Section 4.1, provided, however, that such Applications are not the subject of any Development Programs or proposed Plans and are directed towards health conditions for which the market opportunities in the Exclusive Territory are insufficient to render the development of such Applications for the Exclusive Territory commercially reasonable (e.g., [***]) and further provided that if Ciphergen is to perform significant development or similar activities under any such collaboration or license it can reasonably demonstrate that the performance of such activities are not likely to interfere with the performance by Ciphergen of its obligations under this Agreement; or

(c)                                  it constitutes a Permitted Sale of Test Kits to Commercial Clinical Laboratories as permitted under Section 8.1 of this Agreement.

3.5                                 Collaboration with other Diagnostics Companies.  Except as contemplated by this Agreement, during the six (6) month period after execution of this Agreement, Ciphergen will not establish any collaboration, licensing or similar arrangement with any other commercial Clinical Diagnostics company and thereafter Ciphergen will not take any actions inconsistent with the terms of this Agreement.  During the Base Term, except as contemplated by this Agreement, Ciphergen will not establish any collaboration, licensing or similar arrangement with any other Commercial Clinical Laboratory to develop any laboratory tests or to develop any FDA-cleared biochips, test kits or supplies except to the extent that Ciphergen has presented a Plan with respect to such arrangement to Quest Diagnostics and the Parties have been unable to reach agreement on such arrangement within sixty (60) days of Quest Diagnostics receipt of such Plan.  Notwithstanding the foregoing, Ciphergen may license a commercial Clinical Diagnostics company (other than a Commercial Clinical Laboratory) to manufacture or commercialize FDA-cleared biochips, test kits or supplies based on Licensed Laboratory Tests developed pursuant to this Strategic Alliance, subject to the rights of Quest Diagnostics under Article 8.  Nothing contained in Section 3.2(a) or Section 3.3(a) shall be deemed to permit Ciphergen to license any other Commercial Clinical Laboratory to develop any Licensed Laboratory Test that is the subject of a Development Program or proposed Plan under this Strategic Alliance (as opposed to licensing a Commercial Clinical Laboratory in the Non Exclusive Territory or the Restricted Territory to perform the applicable clinical laboratory tests using Proprietary Supplies as to which Quest Diagnostics would be entitled to receive a fee on the terms contemplated by Section 8.2(a)(ii)).

3.6                                 Non-Compete for Licensed Laboratory Tests and Test Kits.  Quest Diagnostics and its Affiliates will not be under any restriction from developing or commercializing any Clinical Laboratory Tests, test kits or other products or services that may compete with

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

any Licensed Laboratory Test or Test Kit that has been developed (or is under development) under any Development Program, provided that such development does not infringe any Intellectual Property of Ciphergen or its Affiliates.  During the Exclusive Period for a Licensed Laboratory Test or Test Kit, Ciphergen and its Affiliates will not develop or commercialize any Clinical Laboratory Tests, test kits or other products or services that are directed at the same Application as such Licensed Laboratory Test or Test Kit that has been developed (or is under development) under any Development Program or establish any collaboration, licensing or similar arrangement with any Clinical Diagnostics Company (other than Quest Diagnostics) to do so.  Except as provided under this Agreement, during the Base Term, Ciphergen shall not perform any Clinical Laboratory Tests (except as reasonably necessary in connection with the development of Test Kits).

3.7                                 Non-Solicitation.  For the period commencing on the Effective Date and ending one (1) year following the date of the commercialization of the last Test Kit commercialized under this Agreement, neither Party will hire, solicit, induce, encourage or attempt to induce or encourage any employee of the other Party who has been involved with this Strategic Alliance governed by this Agreement to terminate his or her employment with such other Party or to breach any other obligation to such other Party, and each of the Parties hereto agrees to maintain an updated list of employees deemed to be involved with this Strategic Alliance for purposes of this Section 3.7, which list will be made available to the other Party at its request.

3.8                                 Third Party Conflicts.  Each Party will ensure that its future agreements with Third Parties do not conflict with any provision of this Agreement and have covenants that provide the other Party with the rights expressly contemplated by this Agreement.

3.9                                 Ciphergen Customer Contracts.  During the Base Term, Ciphergen will (consistent with Ciphergen’s past practices):

(a)                                  Except as otherwise provided herein, include in its supply and related contracts a covenant restricting use of instruments and supplies involving SELDI Technology to “research use only.”

(b)                                 Subject to subsection (c) hereof, use commercially reasonable efforts to ensure that its instruments, biochips and supplies involving SELDI Technology are not supplied to Commercial Clinical Laboratories located outside the Restricted Territory (i.e., located in the Exclusive Territory or Non-Exclusive Territory).  Ciphergen will cease providing supplies to any such Commercial Clinical Laboratories located outside the Restricted Territory to the extent the law permits.  Notwithstanding the foregoing, Ciphergen shall have the right to continue to supply [***] instruments, biochips and supplies involving SELDI Technology in accordance with the [***] by and between [***] and Ciphergen, effective May 6, 2003 (the [***]), and nothing in this Agreement is intended to limit or otherwise restrict Ciphergen’s right to supply [***] in accordance with the [***]

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

(c)                                  Use commercially reasonable efforts to obtain exclusive diagnostic rights for the Exclusive Territory with respect to any Intellectual Property developed by Third Parties using instruments or supplies involving SELDI Technology that are supplied by Ciphergen.

3.10                           Passive Sales.  To the extent required by law, nothing in this Agreement shall prevent passive sales of Test Kits and Test Kit Services in the applicable jurisdictions.

4.                                      PRESENTATION AND REVIEW OF PLANS; ELECTIONS BY QUEST DIAGNOSTICS.

4.1                                 Identification of Applications; Preparation of Plans.  During the Base Term, Ciphergen expects from time to time to discover or otherwise identify Ciphergen Licensed Technology or other technology that enables the development of an Application within the Field.  Ciphergen will use commercially reasonable efforts to provide Quest Diagnostics with at least three (3) Plans during the first two (2) years of the Base Term, with the first Plan to be provided within three (3) months after the Effective Date and the next two (2) Plans to be provided one (1) approximately every six (6) months thereafter.  At such time as Ciphergen believes any Application has sufficient supporting data, including data related to commercial potential, to render it appropriate for development, Ciphergen will review with the Steering Committee whether it would be appropriate to prepare a Plan for such Application.  The intent of the Parties is for the Steering Committee to select the tests to be developed based on medical need, market potential and likelihood of success.  Following agreement by the Steering Committee of a particular Application, Ciphergen will use commercially reasonable efforts to promptly prepare a Plan for each such Application, and to obtain such consents under the Ciphergen Collaboration Agreements necessary to effectuate the Plan.  Notwithstanding the foregoing, the Parties agree that the Application for the First Plan will be [***].

4.2                                 Presentation of Plans.  Promptly after preparing any Plan, except as described below, Ciphergen will present and offer the Plan to Quest Diagnostics for its review.

4.3                                 Review of Plans.  Within sixty (60) days from the receipt of any Plan from Ciphergen, Quest Diagnostics will review such Plan and use commercially reasonable efforts to provide Ciphergen with a Plan Supplement with respect to such Plan.  Within ninety (90) days from the receipt of any Plan from Ciphergen (a “Plan Review Period”), Quest Diagnostics will determine whether to accept the Plan and make a Development Election or reject the Plan and make a Pass Election for the Application.  In the event that the Plan does not include the information required by Schedule C (a “Plan Deficiency”) and Quest Diagnostics notifies Ciphergen of such deficiency within thirty (30) days after receipt of the Plan, the Plan Review Period will not begin until Ciphergen presents to Quest Diagnostics a Plan that remedies such Plan Deficiency; provided, however, that if the Plan Deficiency is associated with the preliminary assessment of the projected cost of obtaining freedom to operate with respect to any Third Party patent rights related to Ciphergen Licensed IP that may be desirable for the commercialization of the Licensed Laboratory Test that is the subject of the Plan in the Exclusive Territory, then the Plan will not be regarded as having a Plan Deficiency, the Plan Review Period will be

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

extended by thirty (30) days, and the Parties will use commercially reasonable efforts to cooperate and address such preliminary assessment.  If Quest Diagnostics does not notify Ciphergen of a Plan Deficiency within thirty (30) days after receipt of such Plan, the Plan will be deemed not to have a Plan Deficiency.  During the Plan Review Period, Ciphergen will afford Quest Diagnostics’ officers and employees full access to the information and data related to such Plan and its corresponding Application, such access to include meetings with such officers and employees of Ciphergen as Quest Diagnostics reasonably requests, and Ciphergen will provide such additional information as Quest Diagnostics reasonably requests related to the Application and the Plan as promptly as practicable.  During the Base Term, the Steering Committee will have the responsibility for making any appropriate modification to the Plan.  Notwithstanding the foregoing, the Parties understand with respect to the First Plan that time is of the essence and each Party shall use its commercially reasonable efforts to expedite the preparation, delivery and acceptance process for the First Plan.

4.4                                 Number and Revocation of Development Elections; Development Programs.

(a)                                  Quest Diagnostics will have the right to make only three (3) Development Elections in the aggregate during the Base Term, unless otherwise agreed by the Parties.

(b)                                 Each Plan that results in a Development Election that is not subsequently revoked in accordance with the terms hereof is referred to herein as a “Development Program”.

(c)                                  Notwithstanding the foregoing, in the event that Quest Diagnostics determines in good faith that a Development Program will result in a Licensed Laboratory Test that is either medically infeasible or commercially infeasible, then Quest Diagnostics will notify Ciphergen of such determination and will provide the information used to reach such determination within fifteen (15) days of reaching such determination.  The Steering Committee will meet within thirty (30) days of such notification to discuss potential remedies and amendments to the Development Program to ensure feasibility, unless Ciphergen informs Quest Diagnostics in writing that such a meeting is not required.  At any time that is at least fifteen (15) days after such Steering Committee meeting or receipt of such notification by Ciphergen that a Steering Committee meeting is not required, Quest Diagnostics may, at its sole discretion, revoke the relevant Development Election with the effect that:

(i)                                     Quest Diagnostics will no longer have any obligation to pursue the Development Program; and

(ii)                                  Quest Diagnostics will cease all development activities with respect to such Development Program; and

(iii)                               Quest Diagnostics will have no obligations under this Agreement with respect to such Development Program, including but not limited to the payment of royalties and fees under Section 6.3 and Article 9 hereof; provided, however, that the foregoing will in no event constitute (a) waiver of any rights or remedies of Quest Diagnostics with respect to any breach or non-performance by Ciphergen; or (b) waiver, assignment or transfer of any of Quest Diagnostics ownership interest in Intellectual Property developed under such Development Program by Quest Diagnostics; and

(iv)                              Subject to the foregoing and Section 4.6 below, Ciphergen may pursue development opportunities with respect to an Application that is the subject of such Development Program with any Third Party, provided that there is no other Development Program or proposed Plan that addresses the same Application and such development does not infringe any Intellectual Property of Quest Diagnostics or any of its Affiliates.

4.5                                 Effect of a Development Election.  In the event that Quest Diagnostics, in its sole discretion, makes a Development Election for a Plan during the applicable Plan Review Period, Quest Diagnostics will have the exclusive right to develop the Licensed Laboratory Test, as provided herein, that is the subject of such Plan and resulting Development Program, provided that such Development Election is not subsequently revoked as provided in Section 4.4(c).

4.6                                 Effect of a Pass Election or Revocation of a Development Election.  Notwithstanding anything to the contrary in this Agreement, in the event Quest Diagnostics makes a Pass Election with respect to any Plan or later revokes a Development Election as provided in Section 4.4(c), Ciphergen may pursue, either individually or in collaboration with a Third Party, any development and commercialization opportunities with respect to the Application that is the subject of such Plan or such Development Election, without any restriction or liability to Quest Diagnostics (to the extent such development does not infringe any Intellectual Property of Quest Diagnostics or any of its Affiliates), except to the extent there is an active Development Program that addresses the same Application; provided, however, that Ciphergen will not enter into any agreement with a Third Party Commercial Clinical Laboratory for the development of an Application that was the subject of a Plan hereunder on terms more favorable (when taken as a whole) than the most favorable terms on which such Plan was offered to Quest Diagnostics pursuant to this Article 4.

5.                                      DEVELOPMENT OF LICENSED LABORATORY TESTS.

5.1                                 Quest Diagnostics to Develop the Licensed Laboratory Tests.

(a)                                  For each Development Election, subject to the provisions of Section 4.4(c) hereof, Quest Diagnostics will use commercially reasonable efforts to develop the proposed Licensed Laboratory Test substantially in accordance with the Development Program.  A Development Program may be updated or otherwise modified from time to time by the Steering Committee or its designee.

(b)                                 In the event that Quest Diagnostics breaches its obligations under Section 5.1(a) hereof, Ciphergen must give written notice of such breach within sixty (60) days of Ciphergen becoming aware of such breach.  If Quest Diagnostics fails to cure such breach within sixty (60) days after being given such notice, the corresponding Development Election will be deemed to be revoked, and the provisions of Sections 4.4(c)(i) through 4.4(c)(iv) hereof will apply.  Such deemed revocation of the Development Election will be Ciphergen’s sole and exclusive remedy with respect to any breach under Section 5.1(a) hereof.

5.2                                 Written Reports.  Quest Diagnostics will provide to the Steering Committee written reports on the progress of each Development Program at least once per calendar quarter.  Quest Diagnostics will afford Ciphergen’s officers and employees reasonable access to the information and data related to the development of each Licensed Laboratory Test, such access to include meetings with the officers, directors and employees of Quest Diagnostics with responsibility for the Development Program, and provide such additional information as Ciphergen reasonably requests with respect to the Development Program in a timely manner.

5.3                                 Role of Ciphergen.  Ciphergen will provide such reasonable assistance as Quest Diagnostics or the Steering Committee and working committees reasonably request with respect to each Development Program, including (at Ciphergen’s cost) (a) having appropriate employees of Ciphergen present from time to time at the facility at which Quest Diagnostics is working on any Development Program and providing access to any Separate IP or Technology of Ciphergen relevant to the Development Program; and (b) using commercially reasonable efforts to provide to Quest Diagnostics any specimens required to support such development activities, subject to applicable laws and reasonable availability of such specimens for such purposes.

5.4                                 Regulatory Issues.  The Steering Committee may modify any Development Program to reflect changes in the regulatory environment including, if necessary or strategically warranted, the pursuit of regulatory approval or clearance of the corresponding Licensed Laboratory Test.

5.5                                 Costs of Development.  Each Party will be responsible for its costs and expenses in connection with its obligations under this Agreement, including in connection with supporting the development of Licensed Laboratory Tests and Test Kits pursuant to this Agreement, and in developing the Plans or the Plan Supplements, as the case may be.

5.6                                 Certain Regulatory Impediments.  In the event that Quest Diagnostics develops or wishes to develop a Licensed Laboratory Test pursuant to a corresponding Development Program but due to a change in law, regulation, regulatory interpretation or otherwise, Quest Diagnostics cannot perform the Licensed Laboratory Test unless the necessary medical devices, consumables, components or other constituent parts (including but not limited to reagents (including ASRs), instrumentation or software) for such Licensed Laboratory Test is or are cleared or approved by the FDA, then upon notice from Quest Diagnostics, Ciphergen will use commercially reasonable efforts to obtain such clearance or approval as promptly as is commercially reasonable, and Quest Diagnostics will support these efforts.  The above notwithstanding, Quest Diagnostics will not be responsible for the cost of applying for or receiving FDA clearance or approval for the instrumentation associated with the Licensed Laboratory Test or Test Kit (including the cost of any clinical trials or other clinical proof required for the FDA process), such cost being the sole responsibility of Ciphergen.

6.                                      COMMERCIALIZATION OF LICENSED LABORATORY TESTS AND TEST KIT SERVICES.

6.1                                 Commercialization by Quest Diagnostics.

(a)                                  During the Exclusive Period with respect to a Test Kit for which Quest Diagnostics is precluded from performing the corresponding Licensed Laboratory Test as set forth in Section 12.2(a)(iv)(3) hereof, Quest Diagnostics at its cost will use commercially reasonable efforts to market and perform the Test Kit Services in the Exclusive Territory.  Any corporation, limited liability company, partnership or other entity within the Quest Network will have the same rights as Quest Diagnostics to market and perform Licensed Laboratory Tests and to provide Test Kit Services as contemplated by this Agreement in accordance with the terms and conditions of this Agreement, subject to payment to Ciphergen of the royalties and fees specified in Section 6.3 and Article 9 hereof.

(b)                                 Quest Diagnostics may market a Licensed Laboratory Test or Test Kit Service, in each case subject to the limitations set forth in Section 3.3 hereof, for uses other than for the Application as specified in the applicable Development Program, subject to such limitations as are required by applicable law.

6.2                                 Pricing of Licensed Laboratory Tests and Test Kits.  Quest Diagnostics will have the sole right to determine the prices that it charges to Third Parties for Licensed Laboratory Tests and Test Kit Services, including the right to determine whether any Licensed Laboratory Tests or Test Kit Services are covered under [***].  Ciphergen will, if and to the extent reasonably requested by Quest Diagnostics, meet with payers regarding the reimbursement and coverage of Licensed Laboratory Tests and Test Kit Services by such payers.

6.3                                 Royalties to Ciphergen.  Quest Diagnostics will pay Ciphergen a royalty each calendar quarter for each Licensed Laboratory Test or Test Kit used to provide a Test Kit Service that is covered by a Valid Claim within the Patent Rights.  The fee will be determined as set forth in Schedule E hereto. Quest Diagnostics will determine the fee payable on a quarterly basis as of the end of each calendar quarter, with payment of the fee being made within thirty (30) days after the end of such quarter.  Quest Fee-For-Service Sales based on foreign revenue will be converted to U.S. dollars at the rate of exchange published in The Wall Street Journal, Eastern U.S Edition, on the last business day of each calendar quarter.  Quest Diagnostics will provide Ciphergen, together with each payment under this Section 6.3, a schedule detailing the calculation of the royalty, including without limitation any calculation resulting from the conversion of foreign revenue to U.S. dollars as set forth herein.

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

6.4                                 Third Party Patent Rights.

(a)                                  Ciphergen will use commercially reasonable efforts to obtain, with the appropriate rights (if necessary) to sublicense to Quest Diagnostics, any Third Party patent rights that are required to make, use and commercialize Ciphergen Platform Technology to the extent necessary or useful to allow Ciphergen Platform Technology to be used to develop, make, sell or perform Licensed Laboratory Tests or sell and use Test Kits in accordance with this Agreement.

(b)                                 Subject to the direction of the Steering Committee, Ciphergen shall use commercially reasonable efforts to obtain, with the appropriate rights to sublicense to Quest Diagnostics, any Third Party patent rights that are required for the Quest Network to assemble, perform and otherwise commercialize any Licensed Laboratory Test in accordance with this Agreement to the extent that Ciphergen is not otherwise required to obtain such Third Party patent rights pursuant to Section 6.4(a) hereof.  Quest Diagnostics will, as appropriate, assist Ciphergen in fulfilling its obligations under this Section 6.4(b).

(c)                                  In the event that Ciphergen is unable to obtain sublicensable rights to one or more Third Party patents that are required pursuant to Section 6.4(b) hereof, then, subject to the direction of the Steering Committee, Quest Diagnostics (for its behalf) will use commercially reasonable efforts to obtain the appropriate rights to such Third Party patents.  Ciphergen will, as appropriate, assist Quest Diagnostics in fulfilling its obligations under this Section 6.4(c).

(d)                                 Subject to the direction of the Steering Committee, Ciphergen will use commercially reasonable efforts to obtain any Third Party patent rights that are required to make, use and commercialize (and for the Quest Network or any Third Party to whom Ciphergen sells Test Kits to use) any Test Kit in accordance with this Agreement to the extent that Ciphergen is not otherwise required to obtain such Third Party patent rights pursuant to Section 6.4(a) hereof.  Ciphergen may, at its discretion, obtain such rights in conjunction with any license agreement entered pursuant to Section 6.4(b) hereof.  Quest Diagnostics will, as appropriate, assist Ciphergen in fulfilling its obligations under this Section 6.4(d).

6.5                                 Financial Obligations Associated with Third Party Patent Rights.

(a)                                  Ciphergen Sole Responsibility.  Ciphergen will be solely responsible for any payments associated with any Third Party patent rights as to which Ciphergen is required to obtain pursuant to Section 6.4(a) hereof and any payments associated with any Ciphergen Collaboration Agreements, regardless of the manner in which any such payments are calculated or paid.

(b)                                 Ciphergen Third Party Royalties related to Licensed Laboratory Tests.  To the extent that Ciphergen is obligated under a written agreement to pay, and does pay, any Ciphergen Third Party Royalty pursuant to Section 6.4(b) hereof, Quest Diagnostics will reimburse Ciphergen [***] of the amount of such

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

Ciphergen Third Party Royalty, such reimbursement to be added to the fee due to Ciphergen under Section 6.3 hereof, subject to timely receipt of an invoice from Ciphergen with respect to such payment.

(c)                                  Quest Third Party Royalties.  To the extent that Quest Diagnostics is obligated under a written agreement to pay, and does pay, any Quest Third Party Royalty pursuant to Section 6.4(c) hereof, Quest Diagnostics will deduct [***] of the amount of such Quest Third Party Royalty from the fee payable to Ciphergen under Section 6.3 hereof.  Quest Diagnostics will provide Ciphergen with documentation supporting any such deductions at the time at which the corresponding fee is paid.

(d)                                 Ciphergen Third Party Royalties related to Test Kits.  To the extent that Ciphergen is obligated under a written agreement to pay, and does pay, any Ciphergen Third Party Royalty pursuant to Section 6.4(d) hereof as result of any Ciphergen sale or transfer of a Test Kit to Quest Diagnostics during the Exclusive Period therefor, Quest Diagnostics will reimburse Ciphergen [***] of the amount of such Ciphergen Third Party Royalty, such reimbursement to be added to the fee due to Ciphergen under Section 6.3 hereof, subject to timely receipt of an invoice from Ciphergen with respect to such payment.  Quest Diagnostics will not be required to reimburse any Ciphergen Third Party Royalty due with respect to any sale or transfer of a Test Kit to a Third Party or any sale to the Quest Network after the Exclusive Period therefor.

(e)                                  Other Third Party Payments.  Ciphergen will be solely responsible for any obligations pursuant to Section 6.4(b), Section 6.4(c) or Section 6.4(d) hereof that do not accrue with each performance of a Licensed Laboratory Test or each sale of a Test Kit (such as an up-front, lump sum, and regular periodic payments not tied to the individual performances of any Licensed Laboratory Test or the individual sale of any Test Kit) (“Other Third Party Payment”).

6.6                                 Inclusion in Cost of Goods.  For clarity, all amounts payable to a Third Party and allocable to Platform Technology, Licensed Laboratory Tests or Test Kits (or any component thereof) including royalties and other payments for Intellectual Property rights will be included in a Party’s cost of good sold therefor to the extent such amounts are expensed by such Party in its consolidated financial statements prepared in accordance with GAAP, except to the extent reimbursed or creditable to the other Party.

7.                                       DEVELOPMENT OF TEST KITS.

7.1                                 Ciphergen to Develop the Test Kits.  Following the Commercial Launch of each Licensed Laboratory Test (or such earlier time as Ciphergen deems appropriate), Ciphergen will, subject to the infeasibility exception set forth below, use commercially reasonable efforts to develop the corresponding Test Kit on a timely basis including obtaining clearance or approval by the FDA or such other Regulatory Authorities for marketing in the applicable jurisdiction as may be appropriate.  Such development will be in accordance with a plan (including a budget and plans for seeking appropriate regulatory approvals or clearances)

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

prepared by Ciphergen and approved by the Steering Committee (each a “Test Kit Development Program”).  If either Party reasonably believes that the development of a Test Kit hereunder will be or has become commercially or medically infeasible or impractical, it may request in writing the Steering Committee to review the same and provide the Steering Committee with relevant available information and the Steering Committee shall promptly meet within thirty (30) days of such request and review such information and make a determination with respect thereto.  If the Steering Committee determines that the development of a Test Kit hereunder is commercially or medically infeasible or impractical, neither Party shall have any further obligations under this Agreement with respect to such development.

7.2                                 Roles of the Parties.  The respective roles of the Parties in connection with the development of any Test Kit will be as specified in the Test Kit Development Program.  In general, Ciphergen will assume primary responsibility for the development of each such Test Kit.  Without limiting the generality of the foregoing, Ciphergen will be responsible for the costs and expenses associated with seeking and obtaining clearance or approval from the FDA and other domestic or foreign Regulatory Authorities, the costs associated with clinical trials and obtaining specimens, royalties and other fees paid to license any Third Party patent rights required to commercialize a Test Kit (other than as provided in Section 6.5), and any market research expenses associated with a Test Kit, as may be commercially reasonable to implement the Test Kit Development Program.  Quest Diagnostics will provide such reasonable assistance as Ciphergen may reasonably request with respect to the Test Kit Development Program, including having appropriate employees of Quest Diagnostics present from time to time at the facility at which Ciphergen is working on any Test Kit Development Program and providing access to (i) any Separate IP or Technology of Quest Diagnostics relevant to the Test Kit Development Program and (ii) any Joint Know-How in Quest Diagnostics’ possession.  Ciphergen will afford Quest Diagnostics’ officers and employees full access to the information and data related to the development of each Test Kit, such access to include meetings with the officers, directors and employees of Ciphergen with responsibility for the Test Kit Development Program, and provide such additional information as Quest Diagnostics will reasonably request related to the Test Kit Development Program as promptly as practicable.  Likewise, Quest Diagnostics will afford Ciphergen’s officers and employees full access to the information and data related to the development and performance of each Test Kit and corresponding Licensed Laboratory Test (to the extent allowable by applicable law), such access to include meetings with the officers, directors and employees of Quest Diagnostics related thereto, and provide such additional information as Ciphergen will reasonably request related to the Test Kit Development Program as promptly as practicable.  Additionally upon the request of Ciphergen, Quest Diagnostics agrees to act as a clinical trial site for each Test Kit, subject to Ciphergen agreeing to reimburse Quest Diagnostics for its direct costs and expenses with respect thereto.  Quest Diagnostics will provide such additional assistance as the Steering Committee and any working committees request.

8.                                      COMMERCIALIZATION OF LICENSED LABORATORY TEST COMPONENTS AND TEST KITS.

8.1                                 Restrictions.  As permitted by Article 3 hereof, Ciphergen will have the exclusive right to manufacture and have manufactured Test Kits and Proprietary Supplies specifically intended for or known by Ciphergen to be used for performance of Licensed Laboratory Tests or any Clinical Laboratory Test that has the same or substantially similar functionality to any such Licensed Laboratory Test.  Test Kits and Proprietary Supplies specifically intended or known by Ciphergen to be used for performance of Licensed Laboratory Tests or any Clinical Laboratory Test that has the same or substantially similar functionality to any such Licensed Laboratory Test may be marketed, distributed, sold or otherwise commercialized by Ciphergen only as provided in this Section 8.1.  Ciphergen will have the exclusive right to use, market, distribute, sell, import, or otherwise commercialize Test Kits as follows (each a “Permitted Sale” and collectively “Permitted Sales”):

(a)                                  Sales to Quest Diagnostics.  To Quest Diagnostics and members of the Quest Network.

(b)                                 Outside the Exclusive Territory.  To any Third Party, including Commercial Clinical Laboratories, located outside the Exclusive Territory (and only for use outside the Exclusive Territory).

(c)                                  Sales to Laboratories that are not Commercial Clinical Laboratories.  To any laboratory that is not a Commercial Clinical Laboratory (and only for use by such laboratory).  In the event that Ciphergen becomes aware that any such laboratory, pursuant to any sales contract, license, or other agreement with Ciphergen, is transferring any Test Kits to a person or entity within the Exclusive Territory that is a Commercial Clinical Laboratory, Ciphergen will, subject to typical breach-and-cure provisions, terminate the agreement(s) under which such laboratory purchases and uses Test Kits and cease selling Test Kits to such laboratory for a period of at least one (1) year from the date of termination of the agreement(s) with the respective laboratory.

(d)                                 After the Exclusive Period.  To any Third Party not described in Sections 8.1(a), 8.1(b), or 8.1(c) hereof but only following the applicable Exclusive Period.

(e)                                  Test Kit Components.  Ciphergen agrees that, except to the extent that Quest Diagnostics agrees to an allocation as provided in this Section 8.1(e), any Test Kit will be sold only as part of a package that contains all of the components and instructions to perform the corresponding Test Kit Service, excluding instruments and excluding any supplies and other materials that are commonly available and not sold by or under license from Ciphergen.  Notwithstanding the foregoing, in the event that Ciphergen wishes to sell (directly or through a licensee) a Test Kit for which certain components of the Test Kit that are not commonly available (such as certain reagents) are or may be purchased separately from Ciphergen or a Third Party, Quest Diagnostics agrees to negotiate in good faith to allow such sales, provided that the Parties are able to agree on a reasonable price allocation for the various components of the Test Kit that may be purchased separately.

8.2                                 Compensation to Quest Diagnostics.

(a)                                  General.  Quest Diagnostics will be entitled to receive from Ciphergen a fee for:

(i)                                     each Test Kit derived from a Licensed Laboratory Test developed by Quest Diagnostics and Proprietary Supplies specifically intended for or known by Ciphergen to be used for performance of Licensed Laboratory Tests or any Clinical Laboratory Test that has the same or substantially similar functionality to any such Licensed Laboratory Test, in each case that is sold by Ciphergen to any Third Party other than a member of the Quest Network with respect to sales of Test Kits, on an Application basis, for ten (10) years from the first commercial sale of a Test Kit for such Application following clearance of the Test Kit for such Application by the FDA or other Regulatory Authority; and

(ii)                                  other Proprietary Supplies to the extent the same have been developed solely pursuant to the Strategic Alliance (or are otherwise materially based on or embody any Intellectual Property of Quest Diagnostics or any of its Affiliates) and are sold by Ciphergen to any Third Party other than a member of the Quest Network, for ten (10) years from the first commercial sale of such Proprietary Supplies.

Such fee will be determined as set forth in Schedule F hereto.  The fee will be paid on a quarterly basis within thirty (30) days after the end of each calendar quarter, with Ciphergen supplying Quest Diagnostics with a schedule providing reasonable detail regarding the calculation of the fee, including Ciphergen Net Sales during such quarter.

(b)                                 Currency Adjustments.  Ciphergen Net Sales received in foreign currency will be converted to U.S. dollars at the rate of exchange published in The Wall Street Journal, Eastern U.S Edition, on the last business day of each calendar quarter.  Ciphergen will provide Quest Diagnostics, together with each payment under this Section 8.2, a schedule detailing the calculation of Ciphergen Net Sales resulting from the conversion of foreign revenue to U.S. dollars as set forth herein.

(c)                                  Quest Diagnostics Biomarker Royalties.  Quest Diagnostics will be entitled to receive from Ciphergen a fee for each product (other than a Test Kit) developed using Quest Diagnostics Biomarker IP and sold by Ciphergen to any Third Party.  The fee will be determined as set forth in Schedule F hereto.  The fee will be paid on a quarterly basis within thirty (30) days after the end of each calendar quarter, with Ciphergen supplying Quest Diagnostics with a schedule providing reasonable detail regarding the calculation of the fee, including the Net Sales of such product during such quarter.

8.3                                 Commercialization.  Ciphergen at its cost will use commercially reasonable efforts to market and sell Test Kits.  Ciphergen will have the sole right to determine prices that it charges to Third Parties for Test Kits, subject to the limitations set forth in Section 9.6 hereof.

9.                                      PROVISION OF INSTRUMENTS, PROPRIETARY SUPPLIES AND TEST KITS.

9.1                                 Instruments.  Pursuant to an equipment loan agreement to be entered into by the Parties on the Effective Date or promptly thereafter and as part of a Supply Agreement (defined below), Ciphergen will loan to Quest Diagnostics two (2) ProteinChip System Series 4000 instrument systems and related servicing as needed for use in the development of Licensed Laboratory Tests in accordance with the applicable Development Program, at no cost to Quest Diagnostics (the “Loaned Instruments”). Ciphergen will also provide to Quest Diagnostics Instruments and related servicing to perform Licensed Laboratory Tests and Test Kit Services for a fee as determined in Schedule E hereto.

9.2                                 Provision of Proprietary Supplies.  During any period during which Quest Diagnostics is entitled to perform each Licensed Laboratory Test under this Agreement, Ciphergen will, in accordance with the applicable Supply Agreement, provide Quest Diagnostics with such supply of the Proprietary Supplies as Quest Diagnostics will request from time to time and as are necessary for Quest Diagnostics to perform such Licensed Laboratory Test.  The fee for such Proprietary Supplies will be determined as set forth in Schedule E hereto.

9.3                                 Provision of Test Kits.  Following the commercial availability of each Test Kit, Ciphergen will, in accordance with the applicable Supply Agreement, provide Quest Diagnostics with such Test Kits as Quest Diagnostics will request from time to time for purposes of providing Test Kit Services hereunder.  The fee for such Test Kits will be determined as set forth in Schedule E hereto.

9.4                                 Supply Agreement.  All Instruments, Proprietary Supplies and Test Kits will be provided pursuant to the terms of one or more separate supply agreements (each a “Supply Agreement”) to be negotiated between the Parties at a later date.  Each such Supply Agreement will specify the terms under which such Instruments, Proprietary Supplies and Test Kits may be transferred by Quest Diagnostics or sold by Ciphergen to members of the Quest Network and will have customary terms, consistent with the terms of this Agreement.  Except as set forth in Section 9.7, Quest Diagnostics shall not have the right to manufacture itself or through others or to obtain from Third Parties any Instruments, Proprietary Supplies and/or Test Kits supplied to Quest Diagnostics by Ciphergen pursuant to the Supply Agreement.

9.5                                 Priority for Supplies.  Quest Diagnostics will be treated by Ciphergen as a high priority customer for deliveries of quantities ordered in accordance with the appropriate Supply Agreements for Proprietary Supplies and Test Kits.

9.6                                 Most Favored Customer Pricing.  Notwithstanding any provision in this Agreement to the contrary:

(a)                                  The payment to Ciphergen per Instrument for performing Licensed Laboratory Tests and Test Kits Services will not be higher than [***].

(b)                                 The payment to Ciphergen per Licensed Laboratory Test in royalties and for Proprietary Supplies, in the aggregate, will not be higher than [***].

(c)                                  The payment to Ciphergen per Test Kit Service in royalties, if any, and for the corresponding Test Kit, in the aggregate, [***].

For purposes of determining [***]

9.7                                 Escrow Agreement.  Simultaneously with the execution of the applicable Supply Agreement, the Parties will enter into a technology escrow agreement to protect Quest Diagnostics in the event that Ciphergen fails to provide the Instruments, Proprietary Supplies or Test Kits to Quest Diagnostics or otherwise materially breaches its obligations under this Agreement and/or the Supply Agreement in a manner related to Ciphergen’s supply obligations.

9.8                                 Third Party Suppliers.  For clarity, subject to the other terms and conditions of this Agreement including Article 11, Ciphergen shall have the right to fulfill all or part of its supply and support obligations under this Agreement through one or more Third Parties; provided, however, that Ciphergen shall: (a) remain primarily liable for such Third Parties’ performance or non-performance of such supply and support obligations and any breach of this Agreement by such Third Parties; (b) provide Quest Diagnostics prompt written notice of its intent to engage each such Third Party; and (c) engage such Third Parties solely pursuant to an enforceable written agreement that (i) binds such Third Parties to the terms and conditions of this Agreement and the applicable Supply Agreement (including any terms relating to the quality and efficacy of the supply and support provided and the establishment of an appropriate technology escrow agreement for any supplies to be provided), (ii) is at least as protective of Quest Diagnostics’ and its Affiliates’ as this Agreement (including Article 11), and (iii) specifically provides that Quest Diagnostics is an intended third party beneficiary of such agreement with respect to Ciphergen’s supply and support obligations as set forth herein or in the applicable Supply Agreement.

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

10.                               RECORDS.

10.1                           Records.  Each Party will maintain complete and accurate records relating to all information reasonably required to calculate royalties or other fees due from one Party to the other Party or otherwise required to be included in any reports to be provided hereunder or arising from such Party’s performance of its obligations hereunder.

10.2                           Audits.  During the term of this Agreement, each Party will have the right, during normal business hours and upon reasonable notice, to cause a mutually agreeable accounting firm or other appropriate independent Third Party to inspect and audit the other Party’s records referenced in Section 10.1 hereof pursuant to this Agreement, but no more often than once per year.  Any such audit must be conducted within three (3) years following the close of the year to which such records relate.  Each Party will pay the other Party all amounts that such Party has underpaid the other Party as revealed by any such audit, plus interest accrued thereon as provided in Section 10.3 hereof (from the applicable original due date).  The costs of such audits will be borne solely by the Party requesting the audit; provided, however, that in the event such an audit reveals either a material failure by the Party being audited or a failure to pay any amount due by more than ten percent (10%), then the Party being audited will within thirty (30) days reimburse the auditing Party for the reasonable out-of-pocket costs of such audit.  All information learned as a result of any audit or inspection under this Section 10.2 will be deemed to be Confidential Information of the audited Party, subject to the terms and provisions of Article 11 hereof (Confidentiality).

10.3                           Payments.  All amounts due hereunder are stated in, and will be paid in, U.S. dollars in the form designated by the payee.  Late payments hereunder will bear interest, from due date until paid, at a rate equal to the lesser of (i) the prime rate, as reported in The Wall Street Journal, Eastern U.S. Edition, on the date such payment is due, plus an additional two percent (2%), or (ii) the maximum rate allowed under applicable law.

10.4                           Taxes. All amounts due hereunder exclude all applicable sales, use, and other taxes, and the Party making a payment hereunder will be responsible for payment of all such taxes (other than taxes based on the recipient’s income).

11.                               CONFIDENTIALITY.

11.1                           Definition of “Confidential Information”.  For purposes of this Agreement, “Confidential Information” means all information disclosed by one Party (“Disclosing Party”) to the other Party (“Receiving Party”) hereunder, including but not limited to Application specifications, data, know-how, formulations, Licensed Laboratory Test concepts, Research Results, business and technical information, financial data, trade secrets, processes, techniques, algorithms, programs, designs, drawings, and any other information related to a Party’s present or future products, sales, suppliers, customers, employees, investors or business; provided, however, that the term Confidential Information will not include any information, or portion thereof that the Receiving Party can reasonably document:

(a)                                  which at the time of disclosure is in the public domain; or

(b)                                 which, after disclosure, becomes part of the public domain, by publication or otherwise, through no fault of the Receiving Party; or

(c)                                  which at the time of disclosure is already in the Receiving Party’s possession, and such prior possession can be properly demonstrated by the Receiving Party; or

(d)                                 which is made available to the Receiving Party by a Third Party, provided, however, that to the Receiving Party’s knowledge, such information was not obtained by said Third Party, directly or indirectly, from the Disclosing Party hereunder; or

(e)                                  which is developed by Receiving Party independently of disclosure by or through the Disclosing Party as evidenced by the Receiving Party’s records contemporaneous with such development.

11.2                           Restrictions.  During the term of this Agreement, a Receiving Party may obtain Confidential Information from a Disclosing Party that is highly valuable, the disclosure of which would be highly prejudicial to the Disclosing Party.  The disclosure and use of Confidential Information will be governed by the provisions of this Article 11. Neither Quest Diagnostics nor Ciphergen will use the other’s Confidential Information except as expressly permitted in this Agreement. Each Party agrees (i) that it will only disclose the other Party’s Confidential Information to its own officers, employees, consultants, and agents who will be bound by duties of confidentiality that are no less restrictive than this Article 11, and then only if and to the extent necessary to carry out their respective responsibilities under this Agreement or in accordance with the exercise of its rights under this Agreement to the extent such disclosure is reasonably necessary in (A) filing or prosecuting Patent applications as set forth herein; (B) complying with the terms of agreements with Third Parties existing as of the Effective Date or the terms of collaboration and exclusive license agreements existing after the Effective Date that are disclosed to the other Party in writing and pursuant to which the Receiving Party first obtains rights to Patents or Technology licensed hereunder; (C) prosecuting or defending litigation; or (D) complying with applicable governmental regulations, obtaining regulatory approvals or otherwise required by applicable law, and (ii) that any such disclosure will be limited to the maximum extent possible consistent with such responsibilities and rights.  Each Party will be responsible for a breach of the terms of this Section 11.2 by the officers, employees, consultants or agents of such Party or any Third Party to which it discloses hereunder.  Neither Party will disclose Confidential Information of the other Party to any other Third Party without the other Party’s prior written consent, and any such disclosure to a Third Party will be pursuant to the terms of a non-disclosure agreement no less restrictive than this Article 11.  Each Party will take such action to preserve the confidentiality of the other Party’s Confidential Information as it would customarily take to preserve the confidentiality of its own Confidential Information of a similar nature (but in no event less than a reasonable standard of care).  Each Party, upon the other Party’s request, will return all the Confidential Information disclosed to it pursuant to this Agreement, including all copies and extracts of documents, within sixty (60) days of the request, and in any event, promptly following the expiration or termination of this Agreement; provided however that a Receiving Party may retain a single copy of the Disclosing Party’s Confidential Information solely for archival purposes to assure compliance with this Agreement.  The restrictions on disclosure of Confidential Information contained in this Article 11 will survive for five (5) years after the termination of this Agreement.  Notwithstanding the foregoing, either Party may disclose Confidential Information which is required to be disclosed by law, by a valid order of a court or by order or regulation of a governmental agency including but not limited to, regulations of the United States Securities and Exchange Commission (the “SEC”), or in the course of litigation, provided that in all cases the Receiving Party will give the other Party prompt notice of the pending disclosure and will cooperate with the other Party if that Party desires to seek an order maintaining the confidentiality of the Confidential Information.

11.3                           Injunctive Relief.  Each Party agrees that should it breach or threaten to breach any provisions of this Article 11, the Disclosing Party will suffer irreparable damages and its remedy at law will be inadequate.  Upon any breach or threatened breach by the Receiving Party of this Article 11, the Disclosing Party will be entitled to seek injunctive relief in addition to any other remedy which it may have, without need to post any bond or security.

11.4                           Termination of Prior Confidentiality Agreements.  This Agreement supersedes the Confidentiality Agreement between Quest Diagnostics and Ciphergen dated September 17, 2004 (the “Prior NDA”).  All information exchanged between the Parties under the Prior NDA shall be deemed Confidential Information of the Disclosing Party hereunder and shall be subject to the terms of this Article 11.

12.                               PROPRIETARY RIGHTS AND LICENSES.

12.1                           Ownership of Intellectual Property.

(a)                                  Separate IP.  [***].  As used in this Agreement, the “Separate IP” of a Party means any Intellectual Property:

(i)                                     that is Controlled by such Party or any of its Affiliates prior to the Effective Date; or

(ii)                                  that is developed or invented by such Party and/or its Affiliates after the Effective Date independently of the other Party and its Affiliates, provided that such Intellectual Property is not an Improvement to the other Party’s Separate IP or to any Joint IP; or

(iii)                               that is an Improvement to any Intellectual Property referenced in (i) or (ii) of this Section 12.1(a) and that is developed or invented solely by or on behalf of such Party or its Affiliates.

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

(b)                                 Joint IP.  [***].  As used in this Agreement, “Joint IP” means any Intellectual Property:

(i)                                     that is Jointly Developed or Jointly Invented by the Parties, or their respective employees, agents or consultants, after the Effective Date, provided that such Intellectual Property is not an Improvement; or

(ii)                                  that is an Improvement to any Intellectual Property referenced in subsection (i) of this Section 12.1(b); or

(iii)                               that is an Improvement to the Separate IP of the other Party, whether developed or invented solely by or on behalf of a Party or any of its Affiliates or jointly by the Parties or any of their respective Affiliates.

Except as expressly provided in this Agreement (including as set forth in Sections 12.2 and 12.3), it is understood that [***].

(c)                                  Licensing of Separate IP.  In the event that a Party, under the terms of this Agreement sublicenses any Separate IP of the other Party to a Third Party, the Party granting such sublicense will procure that such Third Party sublicensee (each a “Sublicensee”) undertake and agree in a written agreement to observe and perform all of the relevant obligations provided in this Agreement of the Party granting each such sublicense.  Such written agreement will expressly specify and provide that the other Party hereto (Quest Diagnostics or Ciphergen, as the case may be) will be an intended third party beneficiary of such written agreement, with the right and legal standing to directly enforce such written agreement against the Sublicensee.  A fully executed original of such written agreement will be provided to such other Party within thirty (30) days after the execution and delivery of such written agreement.  Each Party will act in good faith to preserve and protect the Separate IP of the other Party and in connection with any such sublicense to a Sublicensee.

(d)                                 Assignment of Rights.

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

(i)                                     To the extent that the allocation of rights, title and interests in and to any Intellectual Property specified in Section 12.1 hereof does not automatically vest in the applicable Party, the other Party (the “Assignor”) hereby assigns, transfers and conveys (and agrees to assign, transfer and convey) to the other Party (the “Assignee”) such of the Assignor’s right, title and interest in and to all such Intellectual Property as is necessary to achieve such allocation.

(ii)                                  The Assignor will provide, at the Assignee’s expense, all assistance reasonably required by the Assignee to consummate, record and perfect the foregoing assignment, including, but not limited to, signing all papers and documents necessary to register and/or record such assignment with the United States Patent & Trademark Office, United States Copyright Office, other state and federal agencies and all corresponding government agencies and departments in all other countries, where applicable.  Assignor hereby appoints Assignee as its attorney-in-fact to act as Assignor to execute and file the papers and documents specified in this Section 12.1 if Assignor is unwilling or unable to comply with the foregoing sentence of this Section 12.1(d)(ii).

(iii)                               The foregoing assignment includes, without limitation, all rights of attribution, paternity, integrity and all other so-called “moral rights”.  To the extent such rights cannot be assigned, the Assignor hereby agrees to waive and not assert, and will cause each of its employees, agents and contractors to waive and not to assert, such rights against Assignee or any of its permitted sublicensees.

12.2                           Grant of Licenses to and Use of Intellectual Property by Quest Diagnostics.

(a)                                  Grant of Licenses to Quest Diagnostics.  Subject to the terms and conditions of this Agreement, including without limitation Article 3 hereof, Ciphergen hereby grants to Quest Diagnostics and its Affiliates the following licenses:

(i)                                     Ciphergen IP.  Subject to subsection (iv) hereof, with respect to each Licensed Laboratory Test, Ciphergen hereby grants to Quest Diagnostics an exclusive (subject to Section 12.2(a)(iv) below), perpetual (subject to Section 12.2(a)(iv) below), worldwide, royalty-bearing (as provided in Section 6.3 hereof) license (with the right to sublicense) under all Ciphergen Biomarker IP, Ciphergen Collaboration IP and Ciphergen Platform IP to:  (A) use Instruments, and Proprietary Supplies supplied by Ciphergen solely to develop and commercialize such Licensed Laboratory Test; and (B) make, have made, use, sell, offer for sale, import and otherwise exploit any and all subject matter within the Ciphergen Licensed Technology that is not supplied to Quest Diagnostics by Ciphergen hereunder or the applicable Supply Agreement or made generally commercially available to Third Parties by Ciphergen, in each case [***]

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

[***] to develop and commercialize such Licensed Laboratory Test.  In addition and subject to subsection (iv) below, Ciphergen hereby grants to Quest Diagnostics a non-exclusive license to make and have made Instruments and Proprietary Supplies solely to the extent provided in the applicable technology escrow agreement as described in Section 9.7.

(ii)                                  Collaboration IP Restrictions.  Notwithstanding the foregoing, the license granted above with respect to the Ciphergen Collaboration IP shall [***].  With respect to Collaboration Agreements entered into on or after the Effective Date, Ciphergen shall use commercially reasonable efforts to obtain for Quest Diagnostics the rights under the Ciphergen Collaboration IP set forth in this Agreement.

(iii)                               Right to Compete.  Quest Diagnostics shall have the right to license, develop and commercialize Clinical Laboratory Tests that compete with any Licensed Laboratory Tests developed under this Agreement.

(iv)                              Limitations on License.

(1)                                 The license granted to Quest Diagnostics under this Section 12.2 with respect to a Licensed Laboratory Test shall continue for the life of the Patent(s) Controlled by Ciphergen covering the applicable Licensed Laboratory Test.

(2)                                 The license granted to Quest Diagnostics with respect to a Licensed Laboratory Test under this Section 12.2 shall be exclusive for Exclusive Period therefor, and non-exclusive thereafter.

(3)                                 Once Ciphergen offers for sale and sells a Test Kit for the same Application as the corresponding Licensed Laboratory Test and such Test Kit provides information that is substantially equivalent to all of the material information provided by the corresponding Licensed Laboratory Test, then:  (i) if such Licensed Laboratory Test is based on only Biomarkers discovered and controlled by Quest Diagnostics, Quest Diagnostics shall not use any Ciphergen Platform IP, Instruments or Proprietary Supplies to commercialize such Licensed Laboratory Test, or (ii) if such test is based on any Biomarker discovered and controlled by Ciphergen, Quest Diagnostics will no longer commercialize such Licensed Laboratory Test.  The foregoing shall not limit Quest Diagnostic’s ability to perform Test Kit Services using Test Kits supplied by Ciphergen in accordance with its obligations under Article 9 hereof, to exercise its rights under the escrow agreement as provided in Section 9.7 hereof, or to perform Licensed Laboratory Tests without territorial or other restrictions in the event the release conditions under the escrow agreements are satisfied.

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

(4)                                 The license granted to Quest Diagnostics under this Section 12.2 shall be non-exclusive in the Non-Exclusive Territory and Restricted Territory and shall be subject to further restriction as set forth in Section 3.3 with respect to the Restricted Territory.

(b)                                 Rights Retained by Ciphergen.  Ciphergen shall retain all rights under the Ciphergen Licensed Technology, other than the rights licensed to Quest Diagnostics in this Article 12, including the right to develop and commercialize Test Kits corresponding to any Licensed Laboratory Test.

12.3                           Grant of Licenses to and Use of Intellectual Property by Ciphergen.

(a)                                  Grant of Licenses to Ciphergen.  Subject to the terms and conditions of this Agreement, including without limitation Article 3 hereof, Quest Diagnostics hereby grants to Ciphergen and its Affiliates the following licenses:

(i)                                     Quest Diagnostics Biomarker IP.  Quest Diagnostics will grant to Ciphergen an exclusive, perpetual, royalty-bearing (as provided in Section 8.2(c) hereof) license (with the right to sublicense) under Quest Diagnostics Biomarker IP to make, have made, use, sell, offer for sale, import and otherwise exploit any and all Consumable Products, and have any and all of the foregoing performed on its behalf, in each case solely for applications other than developing and commercializing Clinical Laboratory Tests.  For clarity, the foregoing license includes the right to practice any method within the Quest Diagnostic Biomarker IP using such Consumable Product.

(ii)                                  Quest Diagnostics Retained Rights.  For the avoidance of doubt, for each Biomarker covered under the foregoing license, Quest Diagnostics reserves the right to develop and commercialize:(A) for Quest Networks’ sole use, Clinical Laboratory Tests based on such Biomarker, and (B) any product not constituting a Consumable Product.

12.4                           Obtaining and Maintaining Patent Rights.

(a)                                  Ciphergen Patents.  Ciphergen will maintain, in its sole discretion and at its cost and expense, the Patents within the Ciphergen Licensed Technology (the “Ciphergen Patents”). With respect to any patent application within the Ciphergen Patents that is filed after the Effective Date, Ciphergen will, in its sole discretion, control the prosecution and maintenance of any such patent application and will select the countries in which any such patent application is filed.  Quest Diagnostics will provide reasonable assistance to Ciphergen, at Ciphergen’s request, for any such patent prosecution and maintenance activities.

(b)                                 Quest Patents.  Quest Diagnostics will maintain, in its sole discretion and at its cost and expense, the Patents within the Quest Diagnostics IP (the “Quest Diagnostics Patents”).  With respect to any patent application within the Quest Diagnostics Patents that is filed after the Effective Date, Quest Diagnostics will, in its sole discretion, control the prosecution and maintenance of any such patent application and will select the countries in which any such patent application is filed.  Ciphergen will provide reasonable assistance to Quest Diagnostics, at Quest Diagnostics’ request, for any such patent prosecution and maintenance activities.

(c)                                  Joint Patents.  The Steering Committee will determine, with respect to any particular Joint IP, which Party (the “Initial Prosecuting Party”) should have the first right to control the preparation, filing, prosecution and maintenance of any Patents within such Joint IP (each, a “Joint Patent”).  Except as otherwise provided in this Section 12.4(c), it is understood that [***].  The Initial Prosecuting Party shall keep the other Party fully informed as to the status of patent matters described in this Section 12.4(c), including without limitation, by providing such other Party copies of any substantive documents that the Initial Prosecuting Party receives from any patent office promptly after receipt, including notice of all interferences, reissues, re-examinations, oppositions or requests for patent term extensions, and by providing such other Party the opportunity, reasonably in advance of filing dates, to review and comment on any documents which will be filed in any patent office, and incorporating all reasonable comments.  The other Party shall reasonably cooperate with and assist the Initial Prosecuting Party in connection with such prosecution activities, at the Initial Prosecuting Party request, including without limitation by making scientists and scientific records reasonably available to the Initial Prosecuting Party.  The other Party shall promptly [***].

12.5                           Patent Litigation.

(a)                                  Ciphergen Patents.  [***].  If Quest Diagnostics becomes aware that a Third Party may be infringing a Ciphergen Patent, Quest Diagnostics will promptly notify Ciphergen in writing, providing all information available to Quest Diagnostics

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

regarding the potential infringement.  Ciphergen will take whatever, if any, action it deems appropriate, in its sole discretion, against the alleged infringer.  In the event Ciphergen elects to take action, Quest Diagnostics will, at Ciphergen’s request and expense, cooperate and will cause its employees to cooperate with Ciphergen in taking any such action, including, but not limited to, cooperating with the prosecution or defense of any infringement suit by Ciphergen. Quest Diagnostics will not take any action against any alleged infringer without the written consent of Ciphergen.

(b)                                 Quest Diagnostics Patents.  [***].  If Ciphergen becomes aware that a Third Party may be infringing a Quest Diagnostics Patent, Ciphergen will promptly notify Quest Diagnostics in writing, providing all information available to Ciphergen regarding the potential infringement.  Quest Diagnostics will take whatever, if any, action it deems appropriate, in its sole discretion, against the alleged infringer.  In the event Quest Diagnostics elects to take action, Ciphergen will, at Quest Diagnostics’ request and expense, cooperate and will cause its employees to cooperate with Quest Diagnostics in taking any such action, including but not limited to, cooperating with the prosecution or defense of any infringement suit by Quest Diagnostics. Ciphergen will not take any action against any alleged infringer without the written consent of Quest Diagnostics.

(c)                                  Joint Patents.  [***].  Each Party will (i) select and retain counsel mutually acceptable to the other Party, (ii) provide reasonable prior notice to the other Party of any settlement offer that relates to the Joint Patents at question, and obtain from such other Party its prior written consent to any such settlement to the extent that it relates to Joint Patents, which consent will not be unreasonably withheld, and (iii) not, except in the context of a settlement permitted pursuant to this Section 12.5, fail or otherwise cease to defend such claims without first giving the other Party reasonable notice and an opportunity to assume the control and defense of such claims.  [***]

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

[***]

(d)                                 Defense of Third Party Infringement Claims.  If the development, manufacture, sale, use or importation of any Licensed Laboratory Test or Test Kit or other activities of a Party pursuant to this Agreement results in a claim, suit or proceeding alleging infringement of a Third Party’s Patent against a Party (each, an “Infringement Action”), such Party shall promptly notify the other Party hereto in writing.  The Party subject to such Infringement Action shall have the [***].  Except as agreed in writing by Quest Diagnostics, [***].  Likewise, except as agreed in writing by Ciphergen, [***].  The Party subject to the Infringement Action agrees to [***].

(e)                                  Patent Notices.  Without limiting the foregoing, each Party shall promptly notify the other Party in writing of any communication it receives that offers to license or otherwise identifies a Patent and in connection therewith mentions any: (i) Licensed Laboratory Test, Test Kit or Technology embodied or practiced therein; and/or (ii) Application (where such Application is the subject of a Plan, Development Program or Test Kit Development Program).  Such notice shall be provided with a copy of the applicable communication.

13.                               WARRANTIES.

13.1                           Representations, Warranties and Additional Covenants.  Each Party as of the Effective Date represents and warrants to the other Party as follows:

(a)                                  Organization.  It is a corporation duly organized and validly existing under the laws of the state or country of its incorporation, and (a) has the complete and unrestricted power and right to enter into this Agreement, perform its obligations hereunder, and subject to the terms and conditions set forth herein, grant the rights, licenses, and sublicenses provided for herein and (b) has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

(b)                                 Authorization.  This Agreement has been duly authorized, executed and delivered by such Party and constitutes a legal, valid and binding obligation of such Party

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

enforceable against such Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer, or other similar laws affecting the rights and remedies of creditors generally and by general principles of equity, whether enforceability is considered a proceeding at law or equity.

(c)                                  No Conflict.  The execution, delivery and performance of this Agreement by such Party do not conflict with any agreement, instrument or understanding, oral or written, to which such Party is a party or by which such Party may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over such Party.

(d)                                 Consents.  All consents, approvals and authorizations from all governmental authorities or other Third Parties required to be obtained by such Party in connection with the execution and delivery of this Agreement have been obtained.

(e)                                  No Brokers.  No person or entity has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon such Party for any commission, fee or other compensation as a finder or broker because of any act by such Party or its agents.

(f)                                    Litigation.  As of the Effective Date, there are no actions, suits or proceedings pending or, to the best of the Party’s knowledge, threatened against such Party, at law or in equity, at or before any federal, state, municipal or other governmental agency or authority (i) relating to such Party’s Separate IP that is expected to be used in connection with this Agreement or (ii) relating to the transactions contemplated by this Agreement or (iii) that could reasonably be expected to materially affect the ability of such Party to enter into this Agreement or to perform its obligations hereunder.

(g)                                 Rights to Information and Inventions.  Each Party has or will obtain from its employees and agents all rights to information and inventions that relate to Intellectual Property invented or otherwise developed by such employees and agents pursuant to this Agreement, such that each Party will receive from the other Party the licenses and other rights granted to such Party hereunder, without additional payment obligations.

13.2                           Disclaimer.  THE WARRANTIES SET FORTH IN THIS ARTICLE 13 ARE PROVIDED IN LIEU OF, AND EACH PARTY HEREBY DISCLAIMS, ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. EACH PARTY’S WARRANTIES UNDER THIS AGREEMENT ARE SOLELY FOR THE BENEFIT OF THE OTHER PARTY AND MAY BE ASSERTED ONLY BY THE OTHER PARTY AND NOT BY ANY AFFILIATE, LICENSEE OR CUSTOMER OF THE OTHER PARTY.  Each Party will be solely responsible for any representations and warranties made by it to any Third Party.

14.                               INDEMNIFICATION AND LIMITATION OF LIABILITY.

14.1                           Indemnification by Ciphergen.  Ciphergen will defend, indemnify and hold Quest Diagnostics and its Affiliates, and each of their respective directors, officers, employees, and agents harmless from and against any and all claims, suits or demands for liability, damages, losses, costs and expenses (including the reasonable costs and expenses of attorneys and other professionals) (collectively, “Claims”) arising from or related to:

(a)                                  Ciphergen’s breach of any of its representations, warranties or covenants in this Agreement; or

(b)                                 the gross negligence or willful misconduct of Ciphergen; or

(c)                                  claims by a Third Party that any of the materials supplied, licensed or otherwise provided by Ciphergen to Quest Diagnostics under this Agreement (including, without limitation, any ProteinChip Products), or the use or exploitation thereof as contemplated under this Agreement, infringes upon or misappropriates any intellectual property rights;

(d)                                 claims by a Third Party with respect to any representation or warranty made by Ciphergen or any of its Affiliates or their respective sublicensees to such Third Party (with respect to any Technology or Intellectual Property of Quest or otherwise).

Notwithstanding the foregoing, Ciphergen’s obligation to indemnify under this Section 14.1 shall not extend to Claims to the extent they arise from any activity that Quest Diagnostic would be obligated to indemnify Ciphergen for pursuant to Section 14.2.

14.2                           Indemnification by Quest Diagnostics.  Quest Diagnostics will defend, indemnify and hold Ciphergen and its Affiliates, and each of their respective directors, officers, and employees, and agents harmless from and against any and all Claims arising from or related to:

(a)                                  Quest Diagnostics’ breach of any of its representations, warranties or covenants in this Agreement; or

(b)                                 the gross negligence or willful misconduct of Quest Diagnostics;

(c)                                  claims by a Third Party with respect to any representation or warranty made by Quest Diagnostics or any of its Affiliates or their respective sublicensees to such Third Party (with respect to any Technology or Intellectual Property of Ciphergen or otherwise).

Notwithstanding the foregoing, Quest Diagnostics’ obligation to indemnify under this Section 14.2 shall not extend to Claims to the extent they arise from any activity that Ciphergen would be obligated to indemnify Quest Diagnostics for pursuant to Section 14.1.

14.3                           Procedure. A person or entity that intends to claim indemnification under this Article 14 (an “Indemnitee”) will promptly notify the other Party (the “Indemnitor”) of any Claim in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor will assume the defense thereof whether or not such Claim is rightfully brought; provided, however, that an Indemnitee will have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitee, unless Indemnitor does not assume the defense, in which case the reasonable fees and expenses of counsel retained by the Indemnitee will be paid by the Indemnitor. The Indemnitee, and its employees and agents, will cooperate fully with the Indemnitor and its legal representatives in the investigations of any Claim. The Indemnitor will not be liable for the indemnification of any Claim settled or compromised by the Indemnitee without the written consent of the Indemnitor.

14.4                           Limitation of Liability.  EACH PARTY SPECIFICALLY DISCLAIMS ALL LIABILITY FOR AND WILL IN NO EVENT BE LIABLE FOR ANY INCIDENTAL, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EXPENSES, LOST PROFITS, LOST SAVINGS, INTERRUPTIONS OF BUSINESS OR OTHER PUNITIVE DAMAGES OF ANY KIND OR CHARACTER WHATSOEVER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR RESULTING FROM THE DEVELOPMENT, PROVIDING, MANUFACTURE, HANDLING, MARKETING, SALE, DISTRIBUTION OR USE OF TESTS OR TEST KITS.

14.5                           Maximum Damages.  IN NO EVENT WILL CIPHERGEN’S TOTAL AGGREGATE LIABILITY FOR ALL CLAIMS ARISING OUT OF OR RELATED TO THIS AGREEMENT EXCEED THE AMOUNTS PAID BY QUEST DIAGNOSTICS TO CIPHERGEN PURSUANT TO SECTION 6.3 AND ARTICLE 9 HEREOF DURING THE TWELVE (12) MONTH PERIOD IMMEDIATELY PRECEDING THE EVENT GIVING RISE TO SUCH LIABILITY.  IN NO EVENT WILL QUEST DIAGNOSTICS’ TOTAL AGGREGATE LIABILITY FOR ALL CLAIMS ARISING OUT OF OR RELATED TO THIS AGREEMENT EXCEED THE AMOUNTS PAID BY CIPHERGEN TO QUEST DIAGNOSTICS PURSUANT TO SECTION 8.2 HEREOF DURING THE TWELVE (12) MONTH PERIOD IMMEDIATELY PRECEDING THE EVENT GIVING RISE TO SUCH LIABILITY.

14.6                           Period for Claims. NO ACTION, REGARDLESS OF FORM, ARISING OUT OF OR RELATED TO BREACH OF ANY REPRESENTATION, WARRANTY OR COVENANT UNDER THIS AGREEMENT MAY BE BROUGHT BY EITHER PARTY MORE THAN TWO (2) YEARS AFTER SUCH PARTY HAS KNOWLEDGE OF THE OCCURRENCE THAT GAVE RISE TO THE CAUSE OF SUCH ACTION.

14.7                           Application of Limits.  THE FOREGOING LIMITATIONS SHALL APPLY REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT,

STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ANY REMEDY OF ITS ESSENTIAL PURPOSE.

15.                               TERM AND TERMINATION.

15.1                           Term. The term of this Agreement (the “Term”) will commence on the Effective Date and will continue in effect thereafter until terminated as set forth herein or until all of the payment obligations of both Parties hereunder have been fully fulfilled.  (For clarity, the Term will have an equal or longer duration than the Base Term.)

15.2                           Termination for Cause.  If either Party materially violates, breaches or fails to perform any term or covenant of this Agreement, then the other Party may give written notice of such default (a “Notice of Default”) to such Party.  If such Party does not cure such default within ninety (90) days of the date of a Notice of Default, the other Party will have the right to terminate this Agreement by a second written notice (a “Notice of Termination”) to such Party.  Such right to terminate is in addition to all other remedies available to such Party in equity or at law.

15.3                           Breach of Alliance Agreements.  If either Party materially violates, breaches or fails to perform any term or covenant under any of the Alliance Agreements, and fails to cure such material breach pursuant to the terms of the respective Alliance Agreement, the non-breaching Party may treat such material violation, breach or failure to perform as a breach of this Agreement within the meaning of Section 15.2 hereof.  The foregoing shall not expand or limit any remedies the non-breaching Party is entitled to under the respective Alliance Agreement.

15.4                           Termination for Bankruptcy. Either Party may terminate this Agreement immediately by delivery of written notice to the other Party in the event the other Party makes an assignment for the benefit of creditors or has a petition in bankruptcy filed for or against it that is not dismissed within sixty (60) days of such filing.

15.5                           Other Termination Rights.  This Agreement may be terminated by mutual written consent of the Parties or as provided in Section 16.5.

15.6                           Effect of Termination.  Following the termination or expiration of this Agreement, all rights granted to either Party herein will immediately terminate, except as provided in Section 15.7 hereof and each Party will promptly return all relevant records and materials in its possession or control containing the other Party’s Confidential Information with respect to which the former Party does not retain rights hereunder; provided, however, that each Party may retain one archival copy of such records and materials solely to be able to monitor and perform its obligations that survive under this Agreement and may destroy (in lieu of returning) any other records prepared by such Party that contain the other Party’s Confidential Information.

15.7                           Survival.  Notwithstanding any other provisions of this Agreement, any liability or obligation of either Party to the other for acts or omissions prior to the termination or expiration of this Agreement will survive the termination or expiration of this Agreement.  Without limiting the foregoing, in addition:

(a)                                  Such termination or expiration will not relieve either Party from its payment obligations pursuant to Article 6 hereof (Commercialization of Licensed Laboratory Tests and Test Kit Services) and Article 8 hereof (Commercialization of Test Kits).

(b)                                 The Parties’ rights and obligations under Section 2.2 (Relationship of the Parties), Section 3.7 (Non-Solicitation), Section 3.8 (Third Party Conflicts) (solely with respect to surviving provisions), Article 11 (Confidentiality), Article 12 (Proprietary Rights and Licenses), Article 14 (Indemnification and Limitation of Liability) and Article 16 (Miscellaneous) and Sections 15.6 and 15.7 and the definitions contained herein will survive termination or expiration of this Agreement in perpetuity unless provided otherwise within the relevant Article or Section.

16.                               MISCELLANEOUS PROVISIONS.

16.1                           Governing Law.  This Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts to be executed and performed in that state and without regard to the 1980 Convention on the International Sale of Goods.  Each of the Parties hereby expressly submits to the personal jurisdiction of any court of competent jurisdiction in California, Delaware, New York or New Jersey with respect to any matter arising out of or in connection with this Agreement.

16.2                           Compliance with Law.  Each Party will comply with all applicable international, federal, state and local laws, rules and regulations in the exercise of its rights and performance of its obligations under this Agreement.

16.3                           TRIAL WAIVERS.  TO THE EXTENT ALLOWED BY LAW, THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO (i) ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES HERETO AGAINST ANY OTHER PARTY OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, AND/OR (ii) ANY CLAIM FOR INJURY OR DAMAGE, AND/OR (iii) ANY EMERGENCY OR STATUTORY REMEDY.  THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT ANY OF THEM HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

16.4                           Costs and Expenses.  Except as otherwise expressly provided in this Agreement, each Party will bear all costs and expenses associated with the performance of such Party’s obligations under this Agreement.

16.5                           Force Majeure.  Neither Party will be liable for failure to perform, or delay in the performance of, its obligations under this Agreement (other than payment obligations)

when such failure or delay is caused by an event of Force Majeure.  For purposes of this Agreement, a “Force Majeure Event” means any event or circumstance beyond the reasonable control of the affected Party, including but not limited to, war, terrorism, insurrection, riot, fire, flood or other unusual weather condition, explosion, act of God, peril of the sea, strike, lockout or other industrial disturbance, sabotage, accident, embargo, breakage of machinery or apparatus, injunction, act of governmental authority, compliance with governmental order on national defense requirements, or inability to obtain fuel, power, raw materials, labor, or transportation facilities.  If, due to any Force Majeure Event, either Party will be unable to fulfill its obligations under this Agreement (other than payment obligations), the affected Party will promptly notify the other Party of such inability and of the period during which such inability is expected to continue. Either Party may terminate this Agreement if the other Party is affected by a Force Majeure Event for more than one (1) year.

16.6                           Notices.  Any notice, request, or communication under this Agreement will be effective only if it is in writing and personally delivered; sent by certified mail, postage pre-paid; or by nationally recognized overnight courier with signature required, or sent by facsimile transmission (receipt confirmed), addressed to the Parties at the addresses or sent to the facsimile number stated below or such other persons addresses and/or facsimile number as will be furnished in writing by any Party in accordance with this Section 16.6.  Unless otherwise provided, all notices will be sent:

If to Quest Diagnostics:	If to Ciphergen:

Quest Diagnostics Incorporated	Ciphergen Biosystems, Inc.
1290 Wall Street West	6611 Dumbarton Circle
Lyndhurst, New Jersey 07071	Fremont, California 94555
Fax: (201) 393-5903	Fax: (510) 505-2101
Attention: Chief Executive Officer	Attention: Chief Executive Officer

With copies to:	With a copy to:

Quest Diagnostics Incorporated	Wilson Sonsini Goodrich & Rosati
1290 Wall Street West	650 Page Mill Road
Lyndhurst, New Jersey 07071	Palo Alto, CA 94304
Fax: (201) 559-2258	Fax: (650) 493-6811
Attention: General Counsel	Attention: Michael O’Donnell

Baker & McKenzie LLP
101 W. Broadway, Ste. 1200
San Diego, CA 92101
Attention: Maria P. Sendra, Esq.
Fax: (619) 236-0429

If personally delivered, the date of delivery will be deemed to be the date on which such notice, request or communication was given. If sent by certified mail, the third business day after the date of mailing will be deemed the date on which such notice, request or communication was given. If sent by overnight courier, the next business day after the date of deposit with such courier will be deemed to be the date on which such notice, request or communication was given.

16.7                           Use of Names.  Except as otherwise provided herein, neither Party will have any right, express or implied, to use in any manner the name or other designation of the other Party or any other trade name or trademark of the other Party for any purpose without the prior written consent of the other Party, except as may be required by applicable law or regulation.

16.8                           Public Announcements.  As soon as practicable after the execution of this Agreement, the Parties shall issue a joint press release in the form agreed to by the Parties in writing immediately preceding the execution of this Agreement (the “Joint Press Release”) to announce such execution.  Simultaneously with the Joint Press Release, the Parties shall also agree upon a corresponding question and answer outline for use in responding to inquiries about this Agreement and the relationship of the Parties hereunder.  The Parties also agree that the text of this Agreement and any other Alliance Agreement executed as of the date hereof (excluding in each case the schedules to the extent the Parties believe contains confidential competitive material) may be filed as an exhibit to a current report on Form 8-K filed by Ciphergen with the SEC and an exhibit to a Schedule 13D filed by Quest Diagnostics with the SEC.  Except as aforesaid and except for such additional disclosure as is deemed necessary, in the reasonable judgment of a Party, to comply with applicable laws or regulations, securities filings or the rules of the NYSE or NASDAQ, no announcement, news release, public statement, publication, or presentation relating to the existence of this Agreement, or the terms hereof, will be made by either Party or its Affiliates without the other Party’s prior written approval.  Each of the Parties agrees not to disclose to any Third Party the terms and conditions of this Agreement without the prior approval of the other Parties, except: (i) to advisors (including attorneys, financial advisors and accountants) on a need to know basis, in each case under circumstances that reasonably ensure the confidentiality thereof; or (ii) under circumstances that reasonably ensure the confidentiality of the information, to the extent necessary to comply with the terms of agreements with Third Parties existing as of the Effective Date or the terms of collaboration and exclusive license agreements existing after the Effective Date pursuant to which such Party first obtains rights to Patents or Technology licensed hereunder, or to the extent required by applicable law; provided, however, that if a Party is required by applicable law to make any such disclosure of the terms or conditions of this Agreement, it will give reasonable advance notice to the other Party of such disclosure requirement and will use its reasonable efforts to seek confidential treatment of such terms and conditions.  Notwithstanding the preceding sentence, after the Joint Press Release has been issued, each of the Parties may disclose to any Third Party any of the information contained in the Joint Press Release or any such SEC filing.  In the event that additional disclosure is deemed necessary, in the reasonable judgment of a Party, to comply with applicable laws or regulations, securities filings or the rules of the NYSE or NASDAQ, the Party making such announcement will provide the other Party with a copy of the proposed text prior to such announcement sufficiently in advance of the scheduled release of such announcement to afford such other Party a reasonable opportunity to review and comment upon the proposed text and the timing of such disclosure.

16.9                           Entire Agreement; Amendment. This Agreement and all Schedules attached hereto together with the Stock Purchase Agreement, the Observer Rights Agreement, the Credit Agreement, the Security Agreement and any Supply Agreement and technology escrow agreement entered into in accordance with Article 9 hereof (collectively, the “Alliance Agreements”) contain the entire agreement of the Parties relating to the subject matter hereof and supersede any and all prior agreements, written or oral, between the Parties relating to the subject matter of this Agreement, including without limitation the Prior NDA and that certain Option Agreement between the Parties effective as of June 30, 2005.  This Agreement may not be amended unless agreed to in writing by both Parties.

16.10                     Binding Effect.  This Agreement will be binding upon, and the rights and obligations hereof will apply to each Party and its successor(s) and permitted assigns.  The name of a Party appearing herein will be deemed to include the names of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement.

16.11                     Waivers.  The rights of either Party under this Agreement may be exercised from time to time, singularly or in combination, and the exercise of one or more such rights will not be deemed to be in waiver of any one or more of the other.  No waiver of any breach of a term, provision or condition of this Agreement will be deemed to have been made by either Party unless such waiver is addressed in writing and signed by an authorized representative of that Party.  The failure of either Party to insist upon the strict performance of any of the terms, provisions or conditions of this Agreement, or to exercise any option contained in this Agreement, will not be construed as a waiver or relinquishment for the future of any such term, provision, condition or option or the waiver or relinquishment of any other term, provision, condition or option.

16.12                     Severability.  If a final judicial or arbitral determination is made that any provision of this Agreement is unenforceable, this Agreement will be rendered void only to the extent that such determination finds such provisions unenforceable, and such unenforceable provisions will be automatically reconstituted and become a part of this Agreement, effective as of the date first written above, to the maximum extent they are lawfully enforceable.

16.13                     Assignment.  Neither Party may assign its rights or delegate its obligations under this Agreement, in whole or in part, to any Third Party without the prior written consent of the other Party, which consent will not be unreasonably withheld.  Notwithstanding the foregoing, each Party may assign its rights and delegate its obligations under this Agreement to an Affiliate or to a Third Party successor, whether by way of merger, sale of all or substantially all of its assets or the acquisition by a Third Party of stock [***] to such Party’s business which this Agreement pertains, without the other Party’s prior written consent, unless in the case of a proposed assignment by Ciphergen during the Base Term, the Third Party successor is a Commercial Clinical Laboratory, in which case the written consent of Quest Diagnostics will be required.  As a condition to any

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

permitted assignment hereunder, the assignor must guarantee the performance of any assignee to the terms and obligations of this Agreement.  Any assignment not in accordance with this Section 16.13 will be void.

16.14           Headings.  The descriptive headings of this Agreement are for convenience only, and will be of no force or effect in construing or interpreting any of the provisions of this Agreement.

16.15           Counterparts. This Agreement may be executed in two counterparts, each of which will constitute an original document, but both of which will constitute one and the same instrument.

16.16           Further Assurances.  Each Party hereby agrees to duly execute and deliver, or cause to be duly executed and delivered such further instruments and do and cause to be done such further acts and things, including without limitation, the filing of such additional assignments, agreements, documents and instruments, that may be necessary or as the other Party hereto may at any time and from time to time reasonably request in connection with this Agreement or in connection with any legal or regulatory requirements, including without limitation the certification and financial control requirements under the Sarbanes-Oxley Act of 2002 or to carry out more effectively the provisions and purposes hereof or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

16.17           No Third Party Rights.  No provision of this Agreement will be deemed or construed in any way to result in the creation of any rights or obligations in any other individual group, entity or organization not a Party to this Agreement.

16.18           Survival of Non-Debtor Rights.  The intent and effect of the grant of each license in Article 12 hereof and otherwise in this Agreement is to create a present license grant and right in favor of the licensee Party as to such license, subject to the terms and conditions of this Agreement.  Subject to any contrary and nonwaivable requirements of applicable law, the Parties intend for the license grants herein to be construed in a manner which preserves (to the maximum extent) for the licensee Parties each of the benefits of the bargain set forth in this Agreement, rather than in a manner that may leave the provision voidable, rejectable or otherwise terminable or unenforceable by operation of applicable law.  Without limitation of the foregoing, the Parties intend that the rights of a non-debtor Party should survive to the maximum extent permitted by applicable law, notwithstanding a rejection of this Agreement by a debtor Party pursuant to Section 365 of Title 11 of the United States Code.

[Remainder of this page left blank intentionally]

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the Effective Date.

Quest Diagnostics:

QUEST DIAGNOSTICS INCORPORATED
A Delaware corporation

By:	/s/ Catherine T. Doherty

Name:	Catherine T. Doherty

Title:	Vice President, Office of the Chairman

Ciphergen:

CIPHERGEN BIOSYSTEMS, INC.
A Delaware corporation

By:	/s/ William E. Rich

Name:	William E. Rich

Title:	President and Chief Executive Officer

SCHEDULE A

DEFINITIONS

As used in the Agreement, the following terms will have the meanings respectively ascribed to them:

“Affiliate” means, with respect to any Party, any entity controlling, controlled by, or under common control with such Party, during and for such time as such control exists.  For these purposes, “control” will refer to the ownership, directly or indirectly, of at least fifty percent (50%) of the voting securities or other ownership interest of the relevant entity.

“Agreement” means this Strategic Alliance Agreement.

“Alliance Agreements” has the meaning specified in Section 16.9 hereof.

“Anticipated Execution Date” has the meaning specified in Section 3.3(a) hereof.

“Application” means a Clinical Diagnostic assay or test that has a specified intended use or uses including any uses permitted under Section 6.1(b) hereof.

“ASR” means an analyte-specific reagent as defined in 21 CFR 864.4020.

“Assignee” has the meaning specified in Section 12.1(d)(i) hereof.

“Assignor” has the meaning specified in Section 12.1(d)(i) hereof.

“Base Term” has the meaning specified in Section 2.7 hereof.

“Biomarker” means any: (a) nucleic acid (whether DNA, RNA or otherwise), protein or organic molecule; (b) set of nucleic acids, proteins and/or organic molecules or (c) profile (i.e., presence and/or quantity) of the items described in clauses (a) or (b).  As used herein, the term “protein” refers to any polypeptide and the term “nucleic acid” refers to any nucleotide sequence, in either case whether naturally occurring, synthesized, modified or otherwise.

“Biomarker Patent” means any Patent claiming: (a) compositions of matter of (i) any Biomarker or (ii) any reagent or reagent product for detection, quantification or other analysis of such Biomarker (e.g., an antibody) (such reagent or reagent product, a “Biomarker Reagent”); (b) methods of use of any Biomarker or Biomarker Reagent; (c) methods, processes or apparatuses for detecting, quantifying or characterizing Biomarkers; or (d) methods, processes or apparatuses for synthesis or manufacture of any Biomarker or Biomarker Reagent.

“Capitated” means an arrangement with a Third Party in which Quest Diagnostics or an Affiliate is paid a fixed payment per month, per member, or per life covered (regardless of whether or not Quest Diagnostics or such Affiliate performs one or more Licensed Laboratory Tests or Test Kit Services and regardless of whether the Third Party receives an itemized invoice with respect to the number of Licensed Laboratory Tests or Test Kit Services performed), so that

Quest Diagnostics or such Affiliate does not receive reimbursement for Licensed Laboratory Tests or Test Kit Services on a Fee for Service basis.

“Ciphergen” has the meaning specified in the preamble hereto.

“Ciphergen Biomarker IP” means all Patents (including Biomarker Patents) and other Technology embodied in or relating to Biomarkers, that are Controlled by Ciphergen or any of its Control Affiliates during the Base Term.

“Ciphergen Collaboration Agreements” means, collectively, any and all of Ciphergen’s existing collaboration agreements and that are listed in Schedule H hereto as of the Effective Date, and all amendments thereof from time to time, together with other similar agreements between Ciphergen and any Third Party in effect during the Base Term directed to the discovery of Biomarkers (and all amendment thereof).  Ciphergen shall update Schedule H from time to time, on written notice to Quest Diagnostics.

“Ciphergen Collaboration IP” means any and all Patents and Technology Controlled by Ciphergen or any of its Control Affiliates during the Base Term that is developed under any Ciphergen Collaboration Agreement or that constitutes an Improvement thereof.

“Ciphergen Licensed Technology” means any and all Ciphergen Biomarker IP, Ciphergen Collaboration IP and Ciphergen Platform IP that are reasonably necessary or desirable for Quest Diagnostics to: (a)  perform its obligations under each Development Program and Test Kit Development Program; (b) use instruments and Proprietary Supplies supplied by Ciphergen (or its designee) in accordance with the applicable Supply Agreement, (c) perform Licensed Laboratory Tests, or (d) use Test Kits supplied by Ciphergen (or its designee) to perform Test Kit Services; in each case subject to the terms and conditions of this Agreement.

“Ciphergen Net Sales” means the Net Sales of Test Kits of Ciphergen and its Affiliates.

“Ciphergen Patents” has the meaning specified in Section 12.4(a) hereof.  A list of certain Ciphergen Patents as of the Effective Date is attached hereto as Schedule G.  Such list is not intended to be exclusive and shall not limit the scope of Quest Diagnostics’ licenses under Article 12.  Ciphergen shall update Schedule G from time to time, on written notice to Quest Diagnostics.

“Ciphergen Platform IP” means any Patents or Technology embodied in the Ciphergen Platform Technology, that is Controlled by Ciphergen or any of its Control Affiliates during the Base Term.

“Ciphergen Platform Technology” means any proprietary method developed by Ciphergen for making or using Deep Proteome Products and ProteinChip Products, and any Improvements thereto.

“Ciphergen Third Party Royalty” means any royalty or other payment that is made by Ciphergen to a Third Party to fulfill its obligations under this Agreement and that accrues with each performance of a Licensed Laboratory Test or each sale of a Test Kit but excluding, however, any royalty payment for which Ciphergen is responsible pursuant to Section 6.5(a) hereof.

“Claims” has the meaning specified in Section 14.1 hereof.

“Clinical Diagnostic” means, in connection with clinical medical practice, the assaying, testing, or determination outside of a living organism of one or more Biomarkers in or on any test sample for the purpose of identifying, characterizing, defining, or diagnosing a disease state or other condition in humans or animals, including without limitation determining the state of an individual’s health to treat or prevent disease as well as the screening, prognosis, therapeutic monitoring, and/or evaluation of the progression of any disease or other condition.

“Clinical Laboratory Test” means any:  (a) reagent or reagent product comprising a general purpose reagent or any ASR intended for performance of a Clinical Diagnostic procedure; and (b) any method or process for use of such reagent, which is validated by a particular entity internally, solely for use internally by such entity.

“Commercial Clinical Laboratory” means any clinical laboratory (i.e., any entity which performs analysis of specimens derived from humans for the purpose of providing information for the diagnosis, prevention or treatment of disease, or the assessment of health, “Clinical Laboratory Testing”) that does not fall within any of the following categories: (i) a laboratory contained within a hospital that services such hospital’s inpatients, outpatients and Outreach programs or (ii) a laboratory using or employing Ciphergen’s products solely for research or development purposes.  Notwithstanding the foregoing, a [***] shall be considered a Commercial Clinical Laboratory.  For purposes of this Agreement, “hospital” will be deemed to include other similar treatment centers (e.g., urgent care centers and chronic care facilities).

“Commercial Launch” means the first performance of a Licensed Laboratory Test by Quest Diagnostics or any of its Affiliates on a commercial basis for a Third Party, unless the performance is for the primary purpose of evaluating consumer acceptance.  “Commercially Launched” shall have its correlative meaning.

“Commercialize” means the marketing, promoting, leasing, distribution, offering for sale or sale of a product or service.

“Confidential Information” has the meaning specified in Section 11.1 hereof.

“Consumable Product” means any product consisting solely of devices, reagents or other physical components, in each case intended for single- or limited-time use or otherwise consumed in the utilization thereof;  and for clarity excludes instrumentation hardware and associated software.

“Controlled” means, with respect to a particular item, information, material, or Patent or other Intellectual Property right, that a Party (“Licensor”) possesses the right, whether directly or indirectly, and whether by ownership, license, contract or otherwise, to assign or grant a license, sublicense or other right to or under such item, information, material, or Patent or other

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

Intellectual Property rights as provided for herein to the other Party (the “Licensee”) without giving rise to any of the following: (i) a violation of the terms of any written agreement with any Third Party (a) entered into as of the Effective Date or (b) if entered into after the Effective Date pursuant to which the same was first acquired, licensed or otherwise created by the Licensor hereunder.

“Control Affiliate” [***] will refer to the ownership, directly or indirectly, of at least fifty percent (50%) of the voting securities or other ownership interest of the relevant entity.

“Credit Agreement” means the credit agreement dated as of the date hereof between Quest Diagnostics and Ciphergen.

“Deep Proteome Product” means that suite of proprietary products and Technology:  (a) that are [***] and (b) that either (i) are in existence or under development by Ciphergen as of the Effective Date (including [***] as each exists as of the Effective Date); or (ii) constitute any Improvements to the foregoing or any replacement products or Technologies therefor made generally available by Ciphergen during the Base Term.

“Development Election” means the election by Quest Diagnostics to develop a proposed Clinical Laboratory Test pursuant to a Plan submitted by Ciphergen as provided in Section 4.3 hereof.

“Development Program” has the meaning specified in Section 4.4(b) hereof.

“Disclosing Party” has the meaning specified in Section 11.1 hereof.

“Effective Date” has the meaning specified in the preamble hereto.

“Exclusive Period” has the meaning specified in Schedule E hereto.

“Exclusive Territory” means (a) the United States of America (and its possessions and territories), Mexico and the United Kingdom and (b) any other country outside the Restricted Territory in which Quest Diagnostics operates a clinical laboratory at the time that a Test Kit is first commercialized; provided, however, in the case of clause (b), that such country shall not be considered part of the Exclusive Territory (but shall instead be considered as part of the Non-Exclusive Territory) with respect to a particular Test Kit if Quest Diagnostics has not given written notice to Ciphergen of its clinical laboratory presence in such country prior to the time that Ciphergen executes an agreement with a Commercial Clinical Laboratory in such country to sell the applicable Test Kit (when available) to such Commercial Clinical Laboratory.

                                                (2)                                  [***]

                                                ***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

“FDA” means the United States Food and Drug Administration, or the successor thereto.

“Fee-for-Service” means an arrangement with a Third Party in which, subject to satisfying any applicable billing requirements, Quest Diagnostics or an Affiliate is to be paid a fee for each Licensed Laboratory Test or Text Kit Service performed.

“Field” means all potential Clinical Diagnostics.

“First Plan” has the meaning specified in Section 3.4(b) hereof.

“Force Majeure” has the meaning specified in Section 16.5 hereof.

“GAAP” means then-current generally accepted accounting principles in the United States as established by the Financial Accounting Standards Board or any successor entity or other entity generally recognized as having the right to establish such principles and similar cost accounting principles, in each case consistently applied.

“Improvement” means any patentable or non-patentable invention, discovery, technology, or information of any type whatsoever, including without limitation any method, process, technical information, or Know-How, that when referring to Improvements to a Party’s Separate IP, necessarily infringes the respective Party’s Separate IP or is conceived, developed, or reduced to practice using solely the respective Party’s Separate IP.

“Indemnitee” has the meaning specified in Section 14.3 hereof.

“Indemnitor” has the meaning specified in Section 14.3 hereof.

“Instrument” means the instruments using SELDI Technology that are made generally available from time to time by Ciphergen.

“Intellectual Property” means Patents, patent applications, know-how, copyrights, trade secrets, and trademarks, including without limitation Know-How and Patent Rights.

“Joint IP” has the meaning specified in Section 12.1(b) hereof.

“Joint Know-How” means all Know-How that is now or at any time during the Term of this Agreement Controlled, in whole or part, by both (i) Ciphergen or any of its Affiliates and (ii) Quest Diagnostics or any of its Affiliates.

“Joint Patent” has the meaning specified in Section 12.4(c) hereof.

“Joint Press Release” has the meaning specified in Section 16.8 hereof.

“Jointly Developed” means, with respect to a particular item, including without limitation information, that such item is created, discovered, obtained, derived, or developed by both Parties’ employees or consultants.

“Jointly Invented” means, with respect to a particular item, including without limitation information, that is a patentable invention, both Parties’ employees or consultants are considered inventors of such item under 35 U.S.C. § 1 et seq. and as interpreted by the U.S. Patent and Trademark Office and the United States courts.

“Know-How” means all Research Results, trade secrets, and proprietary, non-patented inventions, discoveries, data, instructions, processes, formulas, and information (including without limitation chemical, physical and analytical, safety, manufacturing, and quality control data and information) created, discovered, obtained, derived, or developed in connection with and as part of a Plan, a Plan Supplement, a Development Program, or a Test Kit Development Program.  Know-How does not include any inventions within the Patent Rights.

                                                “Licensed Application” has the meaning specified in Schedule F hereto.

“Licensed Laboratory Test” means a Clinical Laboratory Test developed pursuant to a Development Election made during the Plan Review Period (regardless of whether the development of any such Licensed Laboratory Test is completed during or after the Base Term).

“Net Sales” means the total amount invoiced to a Third Party on the sale, distribution or other transfer of a product, performance of a service or the sale or other transfer of data from the use of such product or performance of such service (the “Licensed Element”) by Ciphergen and its Affiliates or any entity within the Quest Network (each, a “Seller”) less the following all as calculated in accordance with GAAP: (i) [***] (ii) [***] and (iii) [***].

(a)                                  For clarity, Net Sales shall exclude [***] provided that if [***], Net Sales shall include [***]

(b)                                 In the event that the Licensed Element (other than a Licensed Laboratory Test or Test Kit Service) is sold in combination with another product, component, service or data (without which the combination would have a lower value) and for which no royalty would be due hereunder if sold separately (the “Combination Element”), Net Sales from such combination for purposes of calculating the amounts due hereunder shall be calculated by multiplying the Net Sales of the combination by the fraction [***].  In the event that a substantial number of such separate sales were not made during the previous calendar quarter then the Net Sales shall be as reasonably allocated as mutually agreed between such

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

Licensed Elements and such Combination Elements based upon their relative importance and proprietary protection.  For these purposes, [***] (including, without limitation, product transferred in connection [***].

“Non-Exclusive Territory” means any country that is not included in the definition of Exclusive Territory or Restricted Territory.

“Notice of Default” has the meaning specified in Section 15.2 hereof.

“Notice of Termination” has the meaning specified in Section 15.2 hereof.

“Other Third Party Payment” has the meaning specified in Section 6.5(e) hereof.

“Outreach Testing” means Clinical Laboratory Testing performed for a patient who is not (at the time such Clinical Laboratory Testing is performed) receiving other non-diagnostic health care services administered by the associated hospital system or any affiliated entities.  For this purpose, services provided in a physician’s office are not considered healthcare services administered by a hospital system or any affiliated entity even if the physician’s office is located in a medical building that is part of a hospital complex.

“Pass Election” means an election by Quest Diagnostics not to pursue the development of a proposed Licensed Laboratory Test pursuant to a Plan submitted by Ciphergen as provided in Section 4.6 hereof.

“Patent” means any of the following, whether existing now or in the future anywhere in the world: (i) any issued Letters Patent, including without limitation inventor’s certificates, utility model, substitutions, extensions, confirmations, reissues, re-examination, renewal or any like governmental grant for protection of inventions; and (ii) any pending application for any of the foregoing, including without limitation any continuation, divisional, substitution, additions, continuations-in-part, provisional and converted provisional applications.

“Patent Rights” means the rights under any Ciphergen Patents, Quest Diagnostics Patents and Joint Patents.

“Permitted Sale(s)” has the meaning specified in Section 8.1 hereof.

“Plan” means each plan developed by Ciphergen that describes the proposed development and commercialization of an Application within the Field.  Each Plan will include without limitation the elements specified in Schedule C.

“Plan Deficiency” has the meaning specified in Section 4.3 hereof.

“Plan Review Period” has the meaning specified in Section 4.3 hereof.

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

“Plan Supplement” means each plan developed by Quest Diagnostics that supplements a Plan developed by Ciphergen.  Each Plan Supplement will include without limitation the elements specified in Schedule D.

“Proprietary Supplies” means the supplies needed to assemble and perform a Licensed Laboratory Test, including, but not limited to, biochips, ASRs, array components, and supplies (such as buffers and reagents) that are not commonly available, but excluding instrumentation and commonly available (i) laboratory equipment and (ii) supplies and (iii) buffers and reagents and (iv) sample collection/shipping materials.

“ProteinChip Products” means that suite of proprietary products based on the SELDI Technology marketed or under development by Ciphergen as of the Effective Date including (i) the hardware system for polypeptide detection and quantification (the “ProteinChip System”), (ii) the proprietary software bundled or associated with or for use of or on the ProteinChip System, including the Biomarkers Pattern, CiphergenExpress (collectively, the “ProteinChip Software”), (iii) the test arrays and other consumables for use on the ProteinChip System (collectively, “ProteinChip Consumables”), (iv) robotic systems for use with the ProteinChip System (collectively, “ProteinChip Robotics”) and (v) other proprietary accessories for use with the ProteinChip System (collectively, “ProteinChip Accessories”), (all as described in more detail on Schedule K) as each exists as of the Effective Date together with any Improvements thereto or any replacement products or Technologies therefor available during the Base Term.

“Quest Diagnostics” has the meaning specified in the preamble hereto.

“Quest Diagnostics Biomarker IP” means all Biomarker Patents, and other Technology that are Controlled by Quest Diagnostics or any of its Control Affiliates during the Base Term and that cover Biomarkers discovered by Quest Diagnostics using ProteinChip Products during the Base Term.

“Quest Diagnostics IP” means all Patents and Technology that cover or are embodied in Clinical Diagnostic Applications and that are Controlled by Quest Diagnostics or any of its Control Affiliates during the Base Term.

“Quest Diagnostics Patents” has the meaning specified in Section 12.4(b) hereof.  Set forth in Schedule I attached hereto is a list of certain Quest Diagnostics Patents as of the Effective Date.  Such list is not intended to be exclusive and shall not limit the scope of Ciphergen’s licenses under Article 12. Quest Diagnostics shall update Schedule I from time to time, on written notice to Ciphergen.

“Quest Fee-for-Service Sales” means the Net Sales from all Licensed Laboratory Tests and Test Kit Services performed by the Quest Network and billed on a Fee-for-Service basis.

(3)          Biomarker Pattern™ is a trademark of Ciphergen, but is written in this Agreement without the TM mark for convenience.

(4)          CiphergenExpress™ is a trademark of Ciphergen, but is written in this Agreement without the TM mark for convenience.

Amounts invoiced or received for non-cash consideration will be valued at fair market value.  Revenues from clinical laboratory tests and anatomic pathology services that are not Licensed Laboratory Tests or Test Kit Services will be ignored even if such other test or services are performed with respect to the same Requisition as are Licensed Laboratory Tests and Test Kit Services.

“Quest Gross Margin” has the meaning specified in Schedule E.

“Quest Network” means (i) Quest Diagnostics, and (ii) all Affiliates of Quest Diagnostics, and (iii) any corporation, limited liability company, partnership or other entity in which Quest Diagnostics or an Affiliate of Quest Diagnostics holds at least a one third (1/3) interest in the equity and profits and losses of such corporation, limited liability company, partnership or other entity on a fully-diluted basis, but [***].  The members of the Quest Network are set forth on Schedule J.  Quest Diagnostics agrees to update Schedule J from time to time, on written notice to Ciphergen.

“Quest Third Party Royalty” means any royalty payment that is made by Quest Diagnostics to a Third Party to fulfill its obligations under this Agreement and that accrues with each performance of a Licensed Laboratory Test or Test Kit Service but excluding, however, any royalty payment for which Ciphergen is responsible pursuant to Section 6.5(a) hereof.

“Restricted Territory Laboratory Test Rights” has the meaning specified in Section 3.3(a) hereof.

“Restricted Territory Test Kit Rights” has the meaning specified in Section 3.3(b) hereof.

“Receiving Party” has the meaning specified in Section 11.1 hereof.

“Regulatory Authority” means any governmental or regulatory authority, department, body or agency or any court, tribunal, bureau, commission or other similar body, whether federal, state, county or municipal, including the FDA.

“Requisition” means a form accompanying a specimen that specifies the test or tests that the ordering physician directs to be performed, which form may be customized for a particular physician or practice to include tests that tend to be ordered frequently by such physician or practice.

“Research Data” means all data, analytical results, case report forms, other clinical data, inventions, and any other information (including without limitation algorithms), obtained, created, discovered, developed, derived, or conceived and reduced to practice in connection with a Development Program or a Test Kit Development Program.

“Research Materials” mean all tangible property, including, without limitation, assay materials and clinical samples, created, invented, obtained, discovered, developed, or derived, or the sole function or utility of which is discovered or determined, in the course of performing a Development Program or a Test Kit Development Program.

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

“Research Results” means all Research Data and Research Materials.

“Restricted Territory” means Japan, the People’s Republic of China and Taiwan (Republic of China).

“SEC” has the meaning specified in Section 11.2 hereof.

“SELDI Technology” means any and all Patents claiming or Technology relating to Surface Enhanced Laser Desorption/Ionization as generally described in U.S. Patent Nos.  5,719,060 or 6,579,719, in each case Controlled by Ciphergen or its Control Affiliates during the Base Term.

“Separate IP” has the meaning specified in Section 12.1(a) hereof.

“Steering Committee” has the meaning specified in Section 2.5 hereof.

“Stock Purchase Agreement” has the meaning specified in the Recitals.

“Strategic Alliance” has the meaning specified in Section 2.1.

“Sublicensees” has the meaning specified in Section 12.1(c) hereof.

“Supply Agreement” has the meaning specified in Section 9.4 hereof.

                                                “Technology” means any and all technology and technical information, including without limitation data, inventions (whether or not patented or patentable), knowledge, ideas, developments, prototypes, invention disclosures, designs, processes, sequences, methods, techniques, materials, instructions, formulas, compositions, chemistries, algorithms, know-how, research, modifications, software, drawings, equipment, protocols, configuration and process information, specifications, models, works of authorship, improvements, and any other technical subject matter.

“Term” has the meaning specified in Section 15.1 hereof.

“Test Kit” means a kit, biochip or other supply developed by Ciphergen pursuant to a Test Kit Development Program for an Application that corresponds to a Licensed Laboratory Test developed by Quest Diagnostics and cleared or approved by the FDA or other Regulatory Authority, as relevant, for marketing in the applicable jurisdiction.  A Test Kit will include components and instructions required for performing such Application.

“Test Kit Development Program” has the meaning specified in Section 7.1 hereof.

“Test Kit Service” means a clinical laboratory test that is performed by a member of the Quest Network or a Third Party using a Test Kit that (a) has been approved or cleared by the FDA or other applicable Regulatory Authority for marketing in the applicable jurisdiction, if necessary, and (b) has been developed by Ciphergen pursuant to a Test Kit Development Program.

“Test Kit Supplies” means the materials and supplies included in a Test Kit, including any biochips, buffers, reagents, and other supplies.

“Third Party” means any person or entity other than Ciphergen, Quest Diagnostics, or any of their respective Affiliates.

“[***]” has the meaning specified in Section 3.9(b) hereof.

“Valid Claim” means either (i) a claim of an issued and unexpired Patent that has not been held revoked, unenforceable or invalid by a court or administrative or other government agency of competent jurisdiction and that has not been admitted to be invalid or unenforceable through reissue, reexamination, disclaimer or otherwise, or (ii) a claim of a pending Patent application which claim was filed in good faith and has not been abandoned or disallowed without the possibility of appeal.

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

SCHEDULE B

PERSONNEL

Gail Page will serve as the initial chair of the Steering Committee.

Quest Diagnostics will use commercially reasonable efforts to have at least [***] devoted to the development of such Licensed Laboratory Tests, which employees will be under the direction of a senior scientific professional of Quest Diagnostics.

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

B-1

SCHEDULE C

REQUIRED CONTENTS FOR EACH PLAN

A Plan will include the following elements:

1.               Purpose: the purpose of the proposed Licensed Laboratory Test and targeted patients.

2.               Preliminary results from relevant collaborations, internal discoveries and development efforts, or other acquired Intellectual Property which indicate useful Biomarkers for the proposed Licensed Laboratory Test.

3.               Identification of Biomarkers or microarrays used to perform the analysis.  This information will be presented in the format of a scientific paper with all protocols, methods, and statistical analysis required for publication in a peer reviewed medical journal.

4.               A minimum of [***] well-characterized disease associated samples must be included in a blinded study, as well as appropriate control specimens, in such prescribed analysis.

5.               In the event FDA clearance is required prior to commercialization, protocols for clinical trials will be designed and reviewed by the FDA prior to beginning such trials.

6.               Patent landscape (including a reasonable freedom to operate analysis) and, if necessary, a preliminary assessment of the projected cost of obtaining freedom to operate with respect to any Third Party Patents that may be desirable or necessary to license for the commercialization the proposed Licensed Laboratory Test.

7.               Preliminary proposed Test Kit Development Program (subject to amendment by the Steering Committee) including, in brief, the contents listed above, as well as, criteria for determining whether to proceed with the development of such proposed Test Kit.

8.               Anticipated pricing and economic rationale.

(5)                                  To be included if an FDA application is contemplated.

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

C-1

SCHEDULE D

REQUIRED CONTENTS FOR THE PLAN SUPPLEMENT

A Plan Supplement will include the following elements:

1. Market research and market estimates for the United States, including evaluation of the current and anticipated competitive landscape for the proposed Licensed Laboratory Test.

2. Timelines/Milestones.

3. Market strategies, branding, market launch and post-launch support plan.

4. Regulatory strategies.

5. Pricing and reimbursement strategies.

D-1

SCHEDULE E

ROYALTIES AND FEES TO CIPHERGEN

1.                                       The fee for any Instruments provided by Ciphergen that are used for performing Licensed Laboratory Tests or Test Kits Services shall be a [***].

2.                                       For each Licensed Laboratory Test and (but only during the Exclusive Period with respect to any Test Kit corresponding to such Licensed Laboratory Test) each Test Kit Service, Quest Diagnostics will pay Ciphergen a royalty equal to [***].  Ciphergen will be responsible for any royalties due under the Ciphergen Collaboration Agreements.  The royalty will be reduced by [***] of any royalties due from Quest Diagnostics to any other Third Parties to the extent provided in Section 6.5.  There will be no such royalty due under Licensed Laboratory Tests and Test Kit Services that are covered by [***].

3.                                       During the Exclusive Period with respect to any Test Kit Service, Quest Diagnostics will pay Ciphergen for any Proprietary Supplies and Test Kits provided by Ciphergen to Quest Diagnostics and its affiliates in an amount equal to Ciphergen’s then-current list price less a [***] provided, however, the cost for [***] provided for the purpose of developing laboratory tests or FDA-cleared biochips, test kits and supplies shall be provided at [***].

4.                                       Notwithstanding the provision of Paragraph 2 of this Schedule E, to the extent that Quest Diagnostics determines that the aggregate fees paid by Quest Diagnostics to Ciphergen for any royalties and any Proprietary Supplies or Test Kits (together with any royalties due to Third Parties) exceed [***], Quest Diagnostics will provide Ciphergen with written notice of such determination.  Upon receiving such notice, Ciphergen will negotiate in good faith with Quest Diagnostics regarding an amendment to the royalty and fees with the intent that the fees payable by Quest Diagnostics (including any royalties due to Third Parties) will [***], provided, however, that the aggregate fees for the particular Licensed Laboratory Test or Test Kit Service will not be reduced such that

*  For purposes of determining the [***] for a particular item, items transferred (a) [***], (b) pursuant to [***] existing as of the Effective Date or agreements entered into after the Effective Date primarily for [***], (c) for [***] (d) for use for [***] or (e) as part of a [***] will not be considered.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

Ciphergen’s gross margin percentage (i.e., [net revenues – COGS]/net revenues]) is less than [***].  In the case that both conditions cannot be met, the Parties will negotiate an equitable adjustment to the pricing to reflect the overall economic sharing under the Agreement.

5.                                       Quest Diagnostics will provide such information as Ciphergen reasonably requests with respect to the calculation of Quest Gross Margin relating to the Licensed Laboratory Tests and Test Kit Services.  Any such adjustment will be retroactive only to the beginning of the calendar quarter in which the notice was given under this Schedule E and will not be made more often than every four (4) calendar quarters.  The scope of any negotiations under this Paragraph 5 of this Schedule E will include mechanisms for monitoring future fees paid by Quest Diagnostics pursuant to this Schedule E.  In the event that the royalties and fees payable to Ciphergen under this Schedule E have been revised pursuant to this Paragraph 5 and such fees in any four (4) consecutive calendar quarters are projected to be less than or have been less than [***] on all applicable Licensed Laboratory Tests and Test Kit Services, then Quest Diagnostics will negotiate in good faith with Ciphergen regarding an amendment to this Schedule E with the intent that the royalties and fees payable by Quest Diagnostics pursuant to this Schedule E will equal approximately [***] on all applicable Licensed Laboratory Tests and Test Kit Services in the aggregate, provided that Ciphergen’s gross margin percentage [***].

6.                                       Quest Diagnostics will pay Ciphergen for any Proprietary Supplies and Test Kits [***].

7.                                       Following the Exclusive Period with respect to any Test Kit Service, Quest Diagnostics will pay Ciphergen for any Test Kits or Test Kit Supplies [***] and no separate royalty shall be paid.

8.                                       The “Exclusive Period” shall mean, (i) with respect to each Test Kit or corresponding Test Kit Service, the period beginning on the date such Test Kit is first Commercialized and ending on the third (3rd) anniversary of the date that such Test Kit was cleared or approved by the FDA in the United States; there will be three or more different Exclusive Periods (one for each Test Kit developed under the Strategic Alliance) unless the timing (as to the first Commercialization and the clearance by the FDA) is the same for two or more of the Test Kits developed under the Strategic Alliance; and (ii) with respect to each

*  For purposes of determining the [***] for a particular item, items transferred (a) as [***], (b) pursuant to [***] existing as of the Effective Date or agreements entered into after the Effective Date primarily for [***], (c) for [***] (d) for use for [***] (e) as part of a [***] will not be considered.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

Licensed Laboratory Test, five (5) years following the Commercial Launch of such Licensed Laboratory Test in the Exclusive Territory.

9.                                       “Quest Gross Margin” means, on a particular Licensed Laboratory Test or Test Kit Service basis, Quest Fee-For-Service Sales less the corresponding cost of sales (i.e., cost of goods (services) sold for such Licensed Laboratory Test or Test Kit Service (including Licensed Laboratory Tests and Test Kit Services that are covered by Capitated arrangements determined in accordance with GAAP and in any event excluding corporate overhead, sales and marketing expenses and any Third Party royalties paid by the applicable member of the Quest Network (but excluding any royalties owing to Ciphergen))).

SCHEDULE F

ROYALTIES TO QUEST DIAGNOSTICS

1.                                       Ciphergen will pay to Quest Diagnostics a royalty equal to [***] of Test Kits for a period of ten (10) years from the date of the commercialization of Test Kits that are sold to Third Parties.

2.                                       With respect to any revenues received in connection with the exercise of any rights under the licenses granted pursuant to Section 12.3 (the “Licensed Applications”), Ciphergen shall pay Quest Diagnostics a royalty of [***] for such Licensed Applications (or [***]) after the third anniversary of the Commercial Launch of such Licensed Applications and royalty-free prior thereto.

3.                                       For purposes of the foregoing, “Net Licensing Revenues” means all amounts actually received by Ciphergen or its Affiliates from a sublicensee in consideration for a sublicense under Quest Biomarker IP, net of all withholding or similar taxes (paid or payable) with respect to such amounts, including, license fees, milestones payments and license maintenance fees, but specifically excluding consideration received (a) as [***], (b) for the [***], (c) for the sale of [***], (d) as a [***], (e) as [***], (f) for [***], (g) for the [***] and (h) amounts [***] to which the Agreement pertains;  [***] shall mean a [***]; and “Fair Market Value” shall mean the amount equal to: (i) if the capital is traded on a national exchange (e.g., NYSE, NASDAQ or similar regulated exchange), then the lesser of (A) the closing sale price of a share of such capital stock as reported on the national exchange on the trading day immediately prior to announcement of the applicable transaction or (B) average closing sale price of a share of such capital stock as reported on the national exchange for the five (5) trading days immediately preceding, and the five (5) trading days including and following, the date of the announcement of the applicable transaction; or (ii) if the capital stock is not traded on a national exchange, then the most-recent price per share paid by any financial investor for such equity security or a substantially similar equity security (e.g., in the case of Series B Preferred, Series A Preferred would be substantially similar), provided, however for purposes of clause (ii) [***], (II) [***].

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

F-1

SCHEDULE G

LIST OF CIPHERGEN PATENTS

Ciphergen File No.	Ctry	Genealogy	Serial No.	Filing Date	Inventors	Status/Expected Actions	Ownership

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

G-1

SCHEDULE H

LIST OF CIPHERGEN COLLABORATION AGREEMENTS

Collaborator	Agreement	Effective Date or Date
[***]	[***]	[***]

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

H-1

SCHEDULE I

LIST OF QUEST DIAGNOSTICS PATENTS

[TO COME]

I-1

SCHEDULE J

QUEST NETWORK MEMBERS

Quest Diagnostics Incorporated (DE)

[***]

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

J-1

[***]

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

J-2

SCHEDULE K

PROTEINCHIP PRODUCTS

Item Number	Product Description	UOM	Price		Discount%	Discount Price
Systems
Z500-0010	ProteinChip® System Series 4000, Enterprise AutoBiomaker Edition (115 V)	each	$	[***]	[***]	$ [***]
Z500-0011	ProteinChip System Series 4000, Enterprise Edition (115 V)	each	$	[***]	[***]	[***]
Z330-0030	Biomek® 3000 with ProteinChip Integration Package	each	$	[***]	[***]	[***]
Hardware Accessories
A102-0005	Dell Pentium Workstation	each	$	[***]	[***]	[***]
A400-0010	Dell Pentium Server	each	$	[***]	[***]	[***]
A102-0001	Flat Panel Monitor	each	$	[***]	[***]	[***]
A101-0001	Color Printer	each	$	[***]	[***]	[***]
A300-0010	Hand-held Bar Code Scanner for Personal Computer	each	$	[***]	[***]	[***]
A301-0010	Uninterruptible Power Supply, 120 V	each	$	[***]	[***]	[***]
Software
SW304-0030	CiphergenExpress Biomarker Edition	5 seats	$	[***]	[***]	[***]
SW304-0020	CiphergenExpress Data Manager	5 seats	$	[***]	[***]	[***]
SW302-0050	CiphergenExpress Software Per-Named User License Extension	1 seat	$	[***]	[***]	[***]
SW303-0020	CiphergenExpress Biomarker Analysis Module, for Series 4000 Personal System	1 seat	$	[***]	[***]	[***]
Consumables & Accessories
C503-0011	Cassette Compatible Bioprocessor (Blue)	each	$	[***]	[***]	[***]
C503-0012	96-well Bioprocessor Reservoir, Cassette Compatible	Pkg of 5	$	[***]	[***]	[***]
C503-0013	96-well Bioprocessor ProteinChip Cassette, Pkg of 5	Pkg of 5	$	[***]	[***]	[***]
C503-0007	96-well Bioprocessor Reservoir & Gasket, Pkg of 5 (for Black Processor)	Pkg of 5	$	[***]	[***]	[***]
C503-0008	Bioprocessor, 8-well, A-H Format	each	$	[***]	[***]	[***]
C503-0009	8-well Replacement Bioprocessor Reservoir, A-H Format	each	$	[***]	[***]	[***]
C503-0010	8-well Replacement Bioprocessor Gasket, A-H Format	Pkg of 2	$	[***]	[***]	[***]
C201-0001	Array Reaction Tubes	Pkg of 50	$	[***]	[***]	[***]
C201-0002	ProteinChip® Array Forceps	each	$	[***]	[***]	[***]
C573-0080	Q10 ProteinChip Array, A-H Format	Pkg of 12	$	[***]	[***]	[***]
C573-0075	CM10 ProteinChip Array, A-H Format, Pkg of 12	Pkg of 12	$	[***]	[***]	[***]
K203-0003	Expression Difference Mapping Kit – CM ProteinChip Arrays & Buffer”	Pkg of 12	$	[***]	[***]	[***]
C573-0078	IMAC30 ProteinChip Array, A-H Format, Pkg of 12	Pkg of 12	$	[***]	[***]	[***]

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

Item Number	Product Description	UOM	Price		Discount%	Discount Price
K203-0002	Expression Difference Mapping Kit – IMAC ProteinChip Arrays & Buffer Set	Pkg of 12	$	[***]	[***]	[***]
C573-0065	H50 ProteinChip Array, A-H Format, Pkg of 12	Pkg of 12	$	[***]	[***]	[***]
K203-0001	Expression Difference Mapping Kit – H50 ProteinChip Arrays & Buffer	Pkg of 12	$	[***]	[***]	[***]
C573-0028	H4 ProteinChip Array, A-H Format, Pkg of 12	Pkg of 12	$	[***]	[***]	[***]
C573-0081	SEND ID ProteinChip Array, A-H Format, Pkg of 12	Pkg of 12	$	[***]	[***]	[***]
C553-0082	RS100 ProteinChip Array, A-H Format, Pkg of 6	Pkg of 6	$	[***]	[***]	[***]
C573-0045	PS20 ProteinChip Array, A-H Format, Pkg of 12	Pkg of 12	$	[***]	[***]	[***]
C553-0044	PS10 ProteinChip Array, A-H Format, Pkg of 12	Pkg of 12	$	[***]	[***]	[***]
C573-0043	NP20 ProteinChip Array, A-H Format, Pkg of 12	Pkg of 12	$	[***]	[***]	[***]
C553-0033	Gold Chip, A-H Format, Single Chip	each	$	[***]	[***]	[***]
K200-0001	Expression Difference Mapping Kit – H50 Buffer	each	$	[***]	[***]	[***]
K200-0005	Expression Difference Mapping Kit – H50 Buffer, 1 liter size	each	$	[***]	[***]	[***]
K2000-0002	Expression Difference Mapping Kit – IMAC Buffer Set	each	$	[***]	[***]	[***]
K200-0006	Expression Difference Mapping Kit – IMAC Binding Buffer, 1 liter size	each	$	[***]	[***]	[***]
K2000-0008	Expression Difference Mapping Kit – IMAC Charging Solution, 200 mL size	each	$	[***]	[***]	[***]
K2000-0009	Expression Difference Mapping Kit – IMAC Neutralizing Solution, 200 mL size	each	$	[***]	[***]	[***]
K2000-0003	Expression Difference Mapping Kit – CM Low Stringency Buffer	each	$	[***]	[***]	[***]
K2000-0007	Expression Difference Mapping Kit – CM Low Stringency Buffer, 1 liter size	each	$	[***]	[***]	[***]
K2000-0004	Expression Difference Mapping Kit – CM High Stringency Buffer	each	$	[***]	[***]	[***]
K100-0007	Expression Difference Mapping Kit – Serum Fractionation	each	$	[***]	[***]	[***]
K100-0008	Replacement Buffers for K100-0007	each	$	[***]	[***]	[***]
K100-0010	Expression Difference Mapping Kit – U9 buffer	each	$	[***]	[***]	[***]
K100-0005	ProteinChip Antibody Capture Kit	each	$	[***]	[***]	[***]
C300-0001	EAM, CHCA	Pkg of 20	$	[***]	[***]	[***]
C300-0002	EAM, SPA, Pkg of 20	Pkg of 20	$	[***]	[***]	[***]
C300-0003	EAM, EAM-1, Pkg of 20	Pkg of 20	$	[***]	[***]	[***]
C300-0004	EAM Kit, Assortment	Pkg of 20	$	[***]	[***]	[***]
C100-0005	All-in-1 Peptide Standard	each	$	[***]	[***]	[***]
C100-0007	All-in-1 Protein Standard II	each	$	[***]	[***]	[***]

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***

Item Number	Product Description	UOM	Price		Discount%	Discount Price
C100-0001	Calibrant Kit, Protein Mw Standards (10), Pkg of 20 (2 of each standard)	Pkg of 20	$	[***]	[***]	[***]
C100-0002	Calibrant Kit, Peptide MW Standards (7), Pkg of 14 (2 of each standard)	Pkg of 14	$	[***]	[***]	[***]
C100-0006	Human Serum Control		$	[***]	[***]	[***]
C540-0019	IDM Affinity Beads, 200 reactions		$	[***]	[***]	[***]
C5400-0017	Q Ceramic HyperD® F Spin Columns,	Pkg of 20	$	[***]	[***]	[***]
C540-0018	Q Ceramic HyperD® F Filtration Plate		$	[***]	[***]	[***]
C540-0024	CM Ceramic HyperD® F Spin Columns, Pkg of 20	Pkg of 20	$	[***]	[***]	[***]
C540-0025	DEAE Ceramic HyperD® F Spin Columns, Pkg of 20	Pkg of 20	$	[***]	[***]	[***]
C540-0026	S Ceramic HyperD® F Spin Columns, Pkg of 20	Pkg of 20	$	[***]	[***]	[***]
C540-0027	IMAC HyperCel Spin Columns	Pkg of 20	$	[***]	[***]	[***]
C540-0027	MEP HyperCel Spin Columns	Pkg of 20	$	[***]	[***]	[***]
C540-0028	MEP HyperCel Spin Columns	Pkg of 20	$	[***]	[***]	[***]
C540-0029	Blue Trisacryl® Spin Columns, Pkg of 20	Pkg of 20	$	[***]	[***]	[***]
C540-0030	Methyl Ceramic HyperD® F Columns, Pkg of 20	Pkg of 20	$	[***]	[***]	[***]
Maintenance
P300-0006	Service Agreement, ProteinChip Systems, Series 4000 Enterprise Editions, 12 month	Each	$	[***]	[***]	[***]
P300-0003	Service Agreement, ProteinChip Systems, Series 4000 Enterprise Editions, 24 month	Each	$	[***]	[***]	[***]
Training & Consulting
A600-0010	ProteinChip Applications Guide	Each	$	[***]	[***]	[***]
PUB-0074	Expression Difference Mapping Protocol Guide”	Each	$	[***]	[***]	[***]
PUB-0075	Protein Identification & Characterization Protocol Guide	Each	$	[***]	[***]	[***]
PUB-0076	Interaction Discovery Mapping Protocol Guide”	Each	$	[***]	[***]	[***]

***                           Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the commission. ***